Exhibit 10.37

THIRD AMENDMENT OF SALE-PURCHASE AGREEMENT

THIS THIRD AMENDMENT OF SALE-PURCHASE AGREEMENT (this “Amendment”) is made effective as of August 25, 2016, by and between RPG GLENRIDGE LLC, a Delaware limited liability company (“Seller”), and CARROLL ACQUISITIONS, LLC, a Georgia limited liability company (“Purchaser”), on the following terms and conditions:

RECITALS:

A.          Seller and Purchaser entered into that Sale-Purchase Agreement dated August 12, 2016, as amended by that First Amendment of Sale-Purchase Agreement dated August 19, 2016, as further amended by that Second Amendment of Sale-Purchase Agreement dated August 24, 2016 (as amended, the “Agreement”) for the sale by Seller to Purchaser of property located in Fulton County, Georgia, as more particularly described therein (the “Premises”);

B.           In connection with Purchaser’s diligence pursuant to the Agreement, Purchaser (i) reviewed the Field Inspection Report prepared by the Sandy Springs Fire Marshal’s Office (the “Marshal”), dated July 26, 2016, a copy of which is attached hereto as Exhibit A and incorporated herein, which identified numerous deficiencies with respect to the life safety and fire protection system existing on the Premises; (ii) obtained inspection reports prepared by Century Fire Protection (“Century”), copies of which are attached hereto as Exhibit B and incorporated herein, which identified numerous deficiencies with respect to the life safety and fire protection system existing on the Premises; and (iii) discovered an unmaintained master pump room consisting of an unused and damaged pump and controller located in the mail room on the Premises, a picture of which is attached hereto as Exhibit C and incorporated herein (each of the foregoing deficiencies identified in (i)-(iii) above is hereinafter referred to as a “Fire Safety Deficiency”, and collectively as the “Fire Safety Deficiencies”);

C.           Seller and Purchaser desire to amend the Agreement as herein provided.

AMENDMENT:

NOW, THEREFORE, for the premises considered, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser amend the Agreement as follows:

1.          Recitals. The foregoing recitals are true and correct, and are incorporated herein by this reference, as if set out in full in the body of this Amendment.

2.          Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to them in the Agreement.

3.          Amendments to Agreement.

i.            The “Closing Date” as set forth in Section 4 of the Agreement and referred to elsewhere in the Agreement is hereby amended and shall hereafter be defined as September 28, 2016.

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ii.         On or before August 29, 2016, Seller, at Seller’s sole cost and expense, shall engage Century to cure all Fire Safety Deficiencies prior to Closing, and thereafter Seller shall in good faith take such actions as are necessary to ensure that each Fire Safety Deficiency receives a grade of “Passed”, “Compliant” or an equivalent grade, or a “Green Tag”, as the case may be, upon re-inspection of the Premises by the Marshal or Century, as applicable, prior to Closing. Without limitation on the foregoing, Seller, at Seller’s sole cost and expense, shall take such curative actions as are necessary to ensure that the pump and controller located in the master pump room are in working condition, without any leaks, prior to Closing.

iii.         In the event that any Fire Safety Deficiencies remain uncured at Closing, as determined by the Fire Marshal or Century following re-inspection of the Premises, Seller shall, on or prior to the Closing, deposit with Escrow Agent an amount equal to one hundred twenty-five percent (125%) of the cost to cure such remaining Fire Safety Deficiencies, as reasonably determined by Purchaser (the “Fire Safety Escrow”). The Fire Safety Escrow shall be disbursed to Purchaser upon written request by Purchaser to Escrow Agent describing the amount to be disbursed and the work covered by such request, and any funds remaining in the Fire Safety Escrow after all of the Fire Safety Deficiencies have been cured as described herein, shall be returned to Seller.

iv.         Seller shall obtain a current pool permit issued by Fulton County prior to Closing.

v.           Purchaser shall receive a credit against the Purchase Price at Closing in the amount of One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00).

4.          No Other Modifications. The Agreement shall remain in full force and effect, without modification, except as expressly modified hereby.

5.          Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the Effective Date.

SELLER:

RPG GLENRUDGE LLC,
a Delaware limited liability company

By:	/s/ Michael Betancourt
Name: Michael Betancourt
Title: Authorized Signatory

PURCHASER:

CARROLL ACQUISITIONS, LLC,
a Georgia limited liability company

By:	/s/ Josh Champion
Name: Josh Champion
Title: President

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EXHIBIT A

[see attached]

1

Keith Sanders Fire Chief		Doug Brown Division Commander
Sandy Springs Fire and Rescue 7840 Roswell Road Sandy Springs, Georgia 30350 www.sandyspringsga.org/public·safety/firc rcscue		Chris Edmondson Deputy Fire Marshal Scott McColl Deputy Fire Marshal fmoinspections@sandyspringsga.gov • phone: (770)730-5600 fax: (770)206-4367

Tuesday July 26, 2016 Nevadan Apartments 5501 Glenridge DR NE Main Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016 , a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

COSS ORDINANCE - COLOR Private Hydrant Color	X II	103-93

5-12-16

Not corrected

Recheck violation record auto-generated from ManageMyInspections.com recheck request.

Original Violation Remarks: Hydrant color shall be silver.

Hydrant needs to be pained silver,

Repaired 06/ 29/ 2016

NFPA 25-5.4.1.4 Spare sprinkler heads not available

Recheck violation record auto-generated from ManageMylnspections.com recheck request.

Original Violation Remarks: Section 5.4.1.4, NFPA 25, 2011 edition.

A supply of spare sprinklers (never fewer than six) shall be maintained on the premises so that any sprinklers that have operated or been damaged in any way can be promptly replaced.

Some missing

Repaired 06/29/ 2016

NFPA 25-5.4.1.6 Special sprinkler wrench not available

Recheck violation record auto-generated from ManageMylnspections.com recheck request.

Original Violation Remarks: Section 5.4.1.6, NFPA 25, 2011 edition.

A special sprinkler wrench shall be provided and kept in the cabinet to be used in the removal and installation of sprinklers.

5.4.1.6.1 One sprinkler wrench shall be provided for each type of sprinkler installed.

Some missing

Repaired 06/ 29/ 2016

IFC-912.3 FDC access obstructed

Recheck violation record auto-generated from ManageMylnspections.com recheck request.

Original Violation Remarks: Section 912.3, 2012International Fire Code

Immediate access to fire department connections shall be maintained at all times and without obstruction by fences, bushes, trees,walls or any other fixed or moveable object. Access to fire department connections shall be approve by the fire chief.

Nevadan Apartments 5501 Glenridge DR NE Main Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below .

Violation Codes

Section 912.3 .2 A working space of not less than 36 inches in width, 36 inches in depth and 78 inches in height shall be provided and maintained in front of and to the sides of wall-mounted fire department connections and around the circumference of free-standi ng dire department connections, except as otherwise required or approved by the fire chief.

Some obstructed, clear all shrubs from FDC's

Repaired 06/ 29/ 2016

5.9.1.4 Replace FDC plugs/caps	NFPA	24

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 5.9.1.4, NFPA 24, 2013 edition

Fire department connections shall be equipped with listed plugs or caps that are secured and arranged for easy removal by fire departments.

Some missing

Repaired 06/ 29/ 2016

NFPA101 General Requirements

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 4.6.1.2 - Any requirements that are essential for the safety of building occupants and that are not specifically provided for by this Code shall be determined by the authority having jurisdiction.

No tag, look to be residential, lobby of workout area.

Repaired 06/ 29/ 2016

IFC-605.1 Abatement of Electrical Hazards

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 605.1, 2012International Fire Code

Identified electrical hazards shall be abated. Identified hazardous electrical conditions in permanent wiring shall be brought to the attention of the responsible code official. Electrical wiring, devices, appliances, and other equipment that is modified or damaged and constitutes an electrical shock or fire hazard shall not be used.

Open outlet needs cover

Repaired 06/ 29/ 2016

NFPA101 General Requirements

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 4.6.1.2 - Any requirements that are essential for the safety of building occupants and that are not specifically provided for by this Code shall be determined by the authority having jurisdiction.

Documentation for chimney and dryer vents

Nevadan Apartments 5501 Glenridge DR NE Main Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

IFC-605.6 Electrical junction boxes not covered

Recheck violation record auto-generated from ManageMyinspectlons.com recheck request.

Original Violation Remarks: Section 605.6, 2012International Fire Code

Open junction boxes and open-wiring splices shall be prohibited. Approved covers shall be provided for all switch and electrical outlet boxes.

Breaker boxes needs spacers in void areas

IFC-509.1 Sprinkler Riser Room Signage Required

5-12-16

Some have been marked but still others have yet to be

Recheck violation record auto-generated from ManageMylnspections.com recheck request. Original Violation

Remarks: Section 509.1, 2012International Fire Code

Fire protection equipment shall be identified in an approved manner. Rooms containing controls for air-conditioning systems, sprinkler risers and valves, or other fire detection, suppression or control elements shall be identified for the use of the fire department. Approved signs required to Identify fire protection equipment and equipment location, shall be constructed of durable materials, permanently Installed and readily visible.

Mark all riser rooms

IFC-906.2 Fire Extinguisher Annual Inspection

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 906.2, 2012International Fire Code

Portable fire extinguishers shall be selected, installed, and maintained in accordance with this section and NFPA 10.

Multiple extinguisher need to serviced, advised maintain. Sup to check all through out complex

IFC-507.5.2 Hydrant Inspection, Testing, and Maintenance

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 507.5.2, 2012 International Fire Code.

Fire hydrant systems shall be subject to periodic tests as required by the fire code official. Fire hydrant systems shall be maintained in an operative condition at all times and shall be repaired where defective. Additions, repairs, alterations, and servicing shall comply with approved standards.

Need. Documentation

IFC-907.8 Fire Alarm Inspection, Testing, and Maintenance

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 907.8, 2012International Fire Code

The maintenance and testing schedules and procedures for fire alarm and fire detection systems shall be in accordance with Sections 907.8.1 through 907.8.5 and NFPA 72

Need testing documentation

Nevadan Apartments 5501 Glenridge DR NE Main Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

IFC-901.4 Installation of fire protection systems

5-12-16

Icould not gain access to sprinkler riser in bid 8, bid 4 has no tags and was not included in the century report on 4-15-16.

Recheck violation record auto-generated from ManageMyinspections.com recheck request. Original Violation

Remarks: Section 901.4, 2012International Fire Code

Fire protection systems shall be maintained in accordance with the original installation standards for that system.

Required systems shall be extended, altered, or augmented as necessary to maintain and continue protection whenever the building is altered, remodeled, or added to. Alterations to fire protection systems shall be done in accordance with applicable standards.

All yellow or red tagged (bldl) or no tag (bid 5&6)

IFC-903.S Sprinkler System Testing and Maintenance

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 903.5, 2012International Fire Code

Sprinkler systems shall be tested and maintained in accordance with Section 901. Need documentation

ORDER TO COMPLY: You are hereby notified to remedy the conditions stated above or show just cause why you should not be required to do so. A re-inspection to determine compliance with this Notice will be conducted in no

less than	30 days	15 days	days	NEXT ANNUAL .

If you fail to comply with this notice before the reinspection date listed, you may be liable for the penalties provided for by law for such violations. This inspection was conducted according to applicable laws adopted at this time.

Every effort was made to note code violations, but this does not relieve the owner of the responsibility to comply with items missed or unknown to the inspector.

VIOLATIONS MAY ALSO RESULT IN SEPARATE FINES BEING ASSESSED UP TO $1,000.00 FOR EACH VIOLATION.

X

Kearns, Leah N
Inspector		Occupant/Owner

Thank you for your cooperation in keeping your business and our community safe! f you have any questions, please contact Sandy Springs Fire Marshal's Office.

Keith Sanders Fire Chief		Doug Brown Division Commander
Sandy Springs Fire and Rescue 7840 Roswell Road Sanely Springs, Georgia 30350 www.sandyspring sga.org/public-safety /fire-rescuc		Chris Edmondson Deputy Fire Marshal Scott McColl Deputy Fire Marshal fmoinspections@sandyspringsga.gov phone: (770)730-5600 fax: (770)206-4367

Tuesday July 26, 2016 Nevadan Apartments - Building 01 5501 Glenridge DR NE Building 01 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016 , a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

IFC-907.8 Fire Alarm Inspection, Testing, and Maintenance

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 907.8, 2012International Fire Code

The maintenance and testing schedules and procedures for fire alarm and fire detection systems shall be in accordance with Sections 907.8.1 through 907.8.5 and NFPA 72.

Need documentation of testing

NFPA101 General Requirements

5-12-16

Not corrected

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 4.6.1.2 - Any requirements that are essential for the safety of building occupants and that are not specifically provided for by this Code shall be determined by the authority having jurisdiction.

Near apt 144 pull station needs to be serviced

IFC-901.4 Installation of fire protection systems

5-12-16

System is now yellow tagged

Recheck violation record auto-generated from ManageMyinspections.com recheck request. Original Violation

Remarks: Section 901.4, 2012International Fire Code

Fire protection systems shall be maintained in accordance with the original installation standards for that system.

Required systems shall be extended, altered, or augmented as necessary to maintain and continue protection whenever the building is altered, remodeled, or added to. Alterations to fire protection systems shall be done in accordance with applicable standards.

Red tagged system, fire watch required until system is fixed

IFC-903.5 Sprinkler System Testing and Maintenance

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 903.5, 2012International Fire Code

Sprinkler systems shall be tested and maintained in accordance with Section 901.

Not done since 2014

Nevadan Apartments - Building 01 5501 Glenridge DR NE Building 01 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016 , a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes NFPA

25-5.4.1.4 Spare sprinkler heads not available

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 5.4.1.4, NFPA 25, 2011 edition.

A supply of spare sprinklers (never fewer than six) shall be maintained on the premises so that any sprinklers that have operated or been damaged in any way can be promptly replaced.

No heads

NFPA 25-5.4.1.6 Special sprinkler wrench not available

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 5.4.1.6, NFPA 25, 2011 edition.

A special sprinkler wrench shall be provided and kept in the cabinet to be used in the removal and installation of sprinklers.

5.4.1.6.1 One sprinkler wrench shall be provided for each type of sprinkler installed.

No wrench

IFC-912.6 FDC Inspection, Testing, and Maintenance

5-12-16

Yellow tagged

Recheck violation record auto-generated from ManageMyinspections.com recheck request. Original Violation

Remarks: Section 912.6, 2012International Fire Code

All fire department connections shall be periodically inspected, tested, and maintained in accordance with NFPA 25. Red tagged

Nevadan Apartments - Building 01 5501 Glenridge DR NE Building 01 Sandy Springs, GA 30342	Fire Marshal's Office Field nspection Report

On 06/29/2016 , a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

ORDER TO COMPLY: You are hereby notified to remedy the conditions stated above or show just cause why you should not be required to do so. A re-inspection to determine compliance with this Notice will be conducted In no

less than	30 days	15 days	days	NEXT ANNUAL •

If you fail to comply with this notice before the reinspectlon date listed, you may be liable for the penalties provided for by law for such violations. This inspection was conducted according to applicable laws adopted at this time.

Every effort was made to note code violations, but this does not relieve the owner of the responsibility to comply with items missed or unknown to the inspector.

VIOLATIONS MAY ALSO RESULT N SEPARATE F NES BEING ASSESSED UP TO

$1,000.00 FOR EACH VIOLATION.

X
Kearns, Leah N
Inspector		Occupant/Owner

Thank you for your cooperation in keeping your business and our community safe!

If you have any questions, please contact Sandy Springs Fire Marshal's Office.

Keith Sanders Fire Chief		Doug Brown Divisi on Commander
Sandy Springs Fire and Rescue 7840 Roswell Road Sandy Springs, Georgia 30350 www.sandyspringsga.org/public-safcty/fire-rescue		Chris Edmondson Deputy Fire Marshal Scott McColl Deputy Fire Marshal fmoinspections@sandyspringsga.gov• phone:(770)730-5600 fax: (770)206-4367

Tuesday July 26, 2016 Nevadan Apartments - Building 02 5501 Glenridge DR NE Building 02 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

IFC-912.6 FDC Inspection, Testing, and Maintenance

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 912 .6, 2012International Fire Code

All fire department connections shall be periodically inspected, tested, and maintained in accordance with NFPA 25.

Seemed to be coming out of the wall

Repaired 06/ 29/ 2016

IFC-605.6 Electrical junction boxes not covered

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks : Section 605.6, 2012International Fire Code

Open junction boxes and open-wiring splices shall be prohibited. Approved covers shall be provided for all switch and electrical outlet boxes.

Fixed any exposed wiring

IFC-605.5 Extension cords used for permanent wiring

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 605.5, 2012International Fire Code

Extensio.n cords and flexible cords shall not be a substitute for permanent wiring. Extension cords and flexible cords shall not be affixed to structures, extended through walls, ceilings or floors, or under doors or floor coverings, nor shall such cords be subject to environmental damage or physical impact. Extension cords shall be used only with portable appliances.

Open plug and extension cord used as perm wiring

NFPA101 General Requirements

6-29-16

In trouble and still duct taped

5-12-16

Not corrected

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 4.6.1.2 - Any requirements that are essential for the safety of building occupants and that are not specifically provided for by this Code shall be determined by the authority having jurisdiction.

Nevadan Apartments - Building 02 5501 Glenridge DR NE Building 02 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016 ,a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

Panel has to be properly secured, duct tape dose not suffice

IFC-901.4 Installation of fire protection systems

5-12-16

Not corrected

Recheck violation record auto-generated from ManageMyinspections ..com recheck request. Original Violation

Remarks: Section 901.4, 2012International Fire Code

Fire protection systems shall be maintained in accordance with the original installation standards for that system.

Required systems shall be extended, altered, or augmented as necessary to maintain and continue protection whenever the building is altered, remodeled, or added to. Alterations to fire protection systems shall be done in accordance with applicable standards.

Yellow tagged

ORDER TO COMPLY: You are hereby notified to remedy the conditions stated above or show just cause why you should not be required to do so. A re-inspection to determine compliance with this Notice will be conducted in no

less than	30 days	15 days	days	NEXT ANNUAL .

If you fail to comply with this notice before the relnspection date listed, you may be liable for the penalties provided for by law for such violations. This inspection was conducted according to applicable laws adopted at this time.

Every effort was made to note code violations, but this does not relieve the owner of the responsibility to comply with items missed or unknown to the inspector.

VIOLATIONS MAY ALSO RESULT IN SEPARATE FINES BEING ASSESSED UP TO

$1,000.00 FOR EACH VIOLATION.

X

Kearns, Leah N
Inspector		Occupant/ Owner

Thank you for your cooperation in keeping your business and our community safe! If you have any questions, please contact Sandy Springs Fire Marshal's Office.

Keith Sanders Fire Chief		Doug Brown Division Commander
Sandy Springs Fire and Rescue 7840 Roswell Road Sandy Springs, Georgia 30350 www.samlyspringsga.org/public-safety/fire-rcscue		Chris Edmondson Deputy Fire Marshal Scott McColl Deputy Fire Marshal fmoinspections@sandyspringsga.gov• phone:(770)730-5600 fax: (770)206-4367

Tuesday July 26, 2016 Nevadan Apartments - Building 03 5501 Glenridge DR NE Building 03 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/ 2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

IFC-907.8 Fire Alarm Inspection, Testing, and Maintenance

5-12-16

Alarm is in normal mode, but needs to be properly secured, using duct tape currently.

Recheck violation record auto-generated from ManageMylnspections.com recheck request. Original Violation

Remarks: Section 907.8, 2012International Fire Code

The maintenance and testing schedules and procedures for fire alarm and fire detection systems shall be in accordance with Sections 907 .8.1 through 907.8.5 and NFPA 72.

Not in normal operating mode

Repaired 06/ 29/ 2016

NFPA 25-5.4.1.6 Special sprinkler wrench not available

Recheck violation record auto-generated from ManageMyinspections.corn recheck request.

Original Violation Remarks: Section 5.4.1.6, NFPA 25, 2011 edition.

A special sprinkler wrench shall be provided and kept in the cabinet to be used in the removal and installation of sprinklers.

5.4.1.6 .1 One sprinkler wrench shall be provided for each type of sprinkler installed.

No wrench

Repaired 06/ 29/ 2016

IFC-912.3 FDC access obstructed

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 912.3, 2012International Fire Code

Immediate access to fire department connections shall be maintained at all times and without obstruction by fences, bushes, trees, walls or any other fixed or moveable object. Access to fire department connections shall be approved by the fire chief.

Section 912.3.2 A working space of not less than 36 inches in width, 36 inches in depth and 78 inches in height shall be provided and maintained in front of and to the sides of wall-mounted fire department connections and around the circumference of free-standing dire department connections, except as otherwise required or approved by the fire chief.

Remove shrubbery

Repaired 06/ 29/ 2016

Nevadan Apartments - Building 03 5501 Glenridge DR NE Building 03 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016 , a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

IFC-5303.5.3 Compressed gas cylinders not secured

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 5303.5.3, 2012International Fire Code

Securing compressed gas containers, cylinders and tanks. Compressed gas containers, cylinders and tanks shall be secured to prevent falling caused by contact, vibration or seismic activity. Securing of compressed gas containers, cylinders and tanks shall be by one of the following methods :

1.          Securing containers, cylinders and tanks to a fixed object with one or more restraints.

2.          Securing containers, cylinders and tanks on a cart or other mobile device designed for the movement of compressed gas containers, cylinders or tanks.

3.          Nesting of compressed gas containers, cylinders and tanks at container filling or servicing facilities or in seller&#l46;s warehouses not accessible to the public. Nesting shall be allowed provided the nested containers, cylinders or tanks, if dislodged, do not obstruct the required means of egress.

4.          Securing of compressed gas containers, cylinders and tanks to or within a rack, framework, cabinet or similar assembly designed for such use.

Exception: Compressed gas containers, cylinders and tanks in the process of examination, filling, transport or servicing.

All compressed air cylinder must be secured

Repaired 06/ 29/ 2016

IFC-901.4 Installation of fire protection systems

6-29-16

Yellow tagged, need sign on workshop door that says riser room.

Recheck violation record auto-generated from ManageMyinspections.com recheck request. Original Violation

Remarks: Section 901.4, 2012International Fire Code

Fire protection systems shall be maintained in accordance with the original installation standards for that system. Required systems shall be extended, altered, or augmented as necessary to maintain and continue protection whenever the building is altered, remodeled, or added to. Alterations to fire protection systems shall be done in accordance with applicable standards.

Yellow tagged, century

Nevadan Apartments - Building 03 5501 Glenridge DR NE Building 03 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016 , a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

ORDER TO COMPLV: You are hereby notified to remedy the conditions stated above or show just cause why you should not be required to do so. A re-inspection to determine compliance with this Notice will be conducted in no

less than	30 days	15 days	days	NEXT ANNUAL .

If you fail to comply with this notice before the reinspection date listed, you may be liable for the penalties provided for by law for such violations. This inspection was conducted according to applicable laws adopted at this time.

Every effort was made to note code violations, but this does not relieve the owner of the responsibility to comply with items missed or unknown to the inspector.

VIOLATIONS MAY ALSO RESULT IN SEPARATE FINES BEING ASSESSED UP TO $1,000.00 FOR EACH VIOLATION.

X
Kearns, Leah N
Inspector		Occupant/Owner

Thank you for your cooperation in keeping your business and our community safe! If you have any questions, please contact Sandy Springs Fire Marshal's Office .

Keith Sanders Fire Chief		Doug Brown Division Commander
Sandy Springs Fire and Rescue 7840 Roswell Road Snndy Springs, Georgia 30350 www.sandyspringsgn.org/public-safety/ fire-rcscue		Chris Edmondson Deputy Fire Marshal Scott McColl Deputy Fire Marshal fmoinspections@sandyspringsga.gov• phone: (770)730-5600 fox: (770)206-4367

Tuesday July 26, 2016 Nevadan Apartments - Building 04 5501 Glenridge DR NE Building 04 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes NFPA

25-5 .4.1.4 Spare sprinkler heads not available

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 5.4.1.4, NFPA 25, 2011 edition.

A supply of spare sprinklers (never fewer than six) shall be maintained on the premises so that any sprinklers that have operated or been damaged in any way can be promptly replaced.

No heads

Repaired 06/ 29/ 2016

NFPA 25-5.4.1.6 Special sprinkler wrench not available

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 5 .4.1.6, NFPA 25, 2011 edition.

A special sprinkler wrench shall be provided and kept in the cabinet to be used in the removal and installation of sprinklers.

5.4.1.6.1 One sprinkler wrench shall be provided for each type of sprinkler installed.

No wrench

Repaired 06/ 29/ 2016

NFPA101 General Requirements

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 4.6.1.2 - Any requirements that are essential for the safety of building occupants and that are not specifically provided for by this Code shall be determined by the authority having jurisdiction.

Painted heads

IFC-901.4 Installation of fire protection systems

6-29- 16

Not green tagged

Recheck violation record auto-generated from ManageMyinspections.com recheck request. Original Violation

Remarks: Section 901.4, 2012Internationa l Fire Code

Fire protection systems shall be maintained in accordance with the original installation standards for that system. Required systems shall be extended, altered, or augmented as necessary to maintain and continue protection whenever the building is altered, remodeled, or added to. Alterations to fire protection systems shall be done in accordance with applicable standards.

Nevadan Apartments - Building 04 5501 Glenridge DR NE Building 04 Sandy Springs,GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016 , a(n) AnnualInspection was completed at your facility and revealed the violations listed below .

Violation Codes

No tag no idea when last serviced

IFC-903.S Sprinkler System Testing and Maintenance

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks : Section 903.5, 2012International Fire Code

Sprinkler systems shall be tested and maintained in accordance with Section 901.

No tag

ORDER TO COMPLY: You are hereby notified to remedy the conditions stated above or show just cause why you should not be required to do so. A re-inspection to determine compliance with this Notice will be conducted in no

less than	30 days	15 days	days	NEXT ANNUAL .

If you fail to comply with this notice before the reinspectlon date listed, you may be liable for the penalties provided for by law for such violations. This inspection was conducted according to applicable laws adopted at this time.

Every effort was made to note code violations, but this does not relieve the owner of the responsibility to comply with items missed or unknown to the inspector.

VIOLATIONS MAY ALSO RESULT IN SEPARATE FINES BEING ASSESSED UP TO $1,000.00 FOR EACH VIOLATION.

X
Kearns, Leah N
Inspector		Occupant/Owner

Thank you for your cooperation in keeping your business and our community safe! If you have any questions, please contact Sandy Springs Fire Marshal's Office.

Keith Sanders Fire Chief		Doug Brown Division Commander
Sandy Springs Fire and Rescue 7840 Roswell Road Sandy Springs, Georgia 30350 www.sa ndyspringsga.org/publ ic-safcty/lirc-rescue		Chris Edmondson Deputy Fire Marshal Scott McColl Deputy Fire Marshal fmoinspections@sandyspringsga.gov• phone: (770)730-5600 fax: (770)206-4367

Tuesday July 26, 2016 Nevadan Apartments - Building 05 5501 Glenridge DR NE Building 05 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

IFC-912.3 FDC access obstructed

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 912.3, 2012International Fire Code

Immediate access to fire department connections shall be maintained at all times and without obstruct ion by fences, bushes, trees, walls or any other fixed or moveable object. Access to fire department connections shall be approved by the fire chief.

Section 912.3.2 A working space of not less than 36 inches in width, 36 inches in depth and 78 Inches in height shall be provided and maintained in front of and to the sides of wall-mounted fire department connections and around the circumference of free-standing dire department connections, except as otherwise required or approved by the fire chief.

Remove shrubs

Repaired 06/ 29/ 2016

IFC-605.6 Electrical junction boxes not covered

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 605.6, 2012 International Fire Code

Open junction boxes and open-wiring splices shall be prohibited. Approved covers shall be provided for all switch and electrical outlet boxes.

Multiple wires exposed

IFC-901.4 Installation of fire protection systems

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 901.4, 20 12International Fire Code

Fire protection systems shall be maintained in accordance with the original installation standards for that system. Required systems shall be extended, altered, or augmented as necessary to maintain and continue protection whenever the building is altered, remodeled, or added to. Alterations to fire protection systems shall be done in accordance with applicable standards .

Yellow tagged

Nevadan Apartments - Building 05 5501 Glenridge DR NE Building 05 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016 , a(n) Annual Inspection was completed at your facility and revealed the violations listed below .

Violation Codes

ORDER TO COMPLY: You are hereby notified to remedy the conditions stated above or show just cause why you should not be required to do so. A re-inspection to determine compliance with this Notice w ill be conducted in no

less than	30 days	15 days	days	NEXT ANNUAL .

If you fail to comply with this notice before the reinspection date listed, you may be liable for the penalties provided for by law for such violations. This inspection was conducted according to applicable laws adopted at this time.

Every effort was made to note code violations, but this does not relieve the owner of the responsibility to comply with items missed or unknown to the inspector.

VIOLATIONS MAY ALSO RESULT IN SEPARATE FINES BEING ASSESSED UP TO $1,000.00 FOR EACH VIOLATION.

X
Kearns, Leah N
Inspector		Occupant/Owner

Thank you for your cooperation in keeping your business and our community safe! If you have any questions, please contact Sandy Springs Fire Marshal's Office.

Keith Sanders Fire Chief		Doug Brown Division Commander
Sandy Springs Fire and Rescue 7840 Roswell Road Sandy Springs, Georgia 30350 www.sandyspringsga.org/pubI ic-safcty/fire-rescue		Chris Edmondson Deputy Fire Marshal Scott McColl Deputy Fire Marshal fmoinspections@sandyspringsga.gov• phone: (770)730-5600 fax: (770)206-4367

Tuesday July 26, 2016 Nevadan Apartments - Building 06 5501 Glenridge DR NE Building 06 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes NFPA

25-5.4.1.4 Spare sprinkler heads not available

Recheck violation record auto-generated from ManageMyInspections.com recheck request.

Original Violation Remarks: Section 5.4.1.4, NFPA 25, 2011edition.

A supply of spare sprinklers (never fewer than six) shall be maintained on the premises so that any sprinklers that have operated or been damaged in any way can be promptly replaced.

No heads

Repaired 06/ 29/ 2016

NFPA 25-5.4.1.6 Special sprinkler wrench not available

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks : Section 5.4.1.6, NFPA 25, 2011 edition.

A special sprinkler wrench shall be provided and kept in the cabinet to be used in the removal and installation of sprinklers.

5.4.1.6 .1 One sprinkler wrench shall be provided for each type of sprinkler installed.

No wrench

Repaired 06/ 29/ 2016

IFC-509.1 Sprinkler Riser Room Signage Required

Recheck violation record auto-generated from ManageMyinspections ..com recheck request.

Original Violation Remarks : Section 509.1,2012International Fire Code

Fire protection equipment shall be identified in an approved manner. Rooms containing controls for air-conditioning systems, sprinkler risers and valves, or other fire detection, suppression or control elements shall be identified for the use of the fire department. Approved signs required to identify fire protection equipment and equipment location, shall be constructed of durable materials, permanently installed and readily visible.

Mark riser room

IFC-605.1 Abatement of Electrical Hazards

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 605.1, 2012International Fire Code

Identified electrical hazards shall be abated. Identified hazardous electrical conditions in permanent wiring shall be brought to the attention of the responsible code official. Electrical wiring, devices, appliances, and other equipment that is modified or damaged and constitutes an electrical shock or fire hazard shall not be used. Check for any exposed wiring

Nevadan Apartments - Building 06 5501 Glenridge DR NE Building 06 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

IFC-901.4 Installation of fire protection systems

Recheck violation record auto-generated from ManageMylnspections.com recheck request.

Original Violation Remarks: Section 901.4, 2012International Fire Code

Fire protection systems shall be maintained in accordance with the original installation standards for that system. Required systems shall be extended, altered, or augmented as necessary to maintain and continue protection whenever the building is altered, remodeled, or added to. Alterations to fire protection systems shall be done in accordance with applicable standards.

No tag, exposed wiring, riser room structurally unsound( some one has backed their vehicle into the room most likely

IFC-903.5 Sprinkler System Testing and Maintenance

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 903.5, 2012International Fire Code

Sprinkler systems shall be tested and maintained in accordance with Section 901. No tag

ORDER TO COMPLY: You are hereby notified to remedy the conditions stated above or show just cause why you should not be required to do so. A re-inspection to determine compliance with this Notice will be conducted in no

less than	30 days	15 days	days	NEXT ANNUAL .

If you fail to comply with this notice before the reinspection date listed, you may be liable for the penalties provided for by law for such violations. This inspection was conducted according to applicable laws adopted at this time.

Every effort was made to note code violations, but this does not relieve the owner of the responsibility to comply with items missed or unknown to the inspector.

VIOLATIONS MAY ALSO RESULT IN SEPARATE FINES BEING ASSESSED UP TO $1,000.00 FOR EACH VIOLATION.

X
Kearns, Leah N
Inspector		Occupant/Owner

Thank you for your cooperation in keeping your business and our community safe! f you have any questions, please contact Sandy Springs Fire Marshal's Office.

Keith Sanders Fire Chief		Doug Brown Division Commander
Sandy Springs Fire and Rescue 7840 Roswell Road Sandy Springs, Georgia 30350 www.samlyspringsga.org/public-safcty/fi re-rcscue		Chris Edmondson Deputy Fire Marshal Scott McColl Deputy Fire Marshal fmoinspections@sandyspringsga.gov• phone: (770)730-5600 fax:(770)206-4367

Tuesday July 26, 2016 Nevadan Apartments - Building 07 5501 Glenridge DR NE Building 07 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

IFC-901.4 Installation of fire protection systems

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 901.4, 2012International Fire Code

Fire protection systems shall be maintained in accordance with the original installation standards for that system. Required systems shall be extended, altered, or augmented as necessary to maintain and continue protection whenever the building is altered, remodeled, or added to. Alterations to fire protection systems shall be done in accordance with applicable standards.

Yellow tagged, last serviced in 2015

ORDER TO COMPLY: You are hereby notified to remedy the conditions stated above or show just cause why you should not be required to do so. A re-inspection to determine compliance with this Notice will be conducted in no

less than	30 days	15 days	days	NEXT ANNUAL .

If you fail to comply with this notice before the reinspection date listed, you may be liable for the penalties provided for by law for such violations. This inspection was conducted according to applicable laws adopted at this time.

Every effort was made to note code violations, but this does not relieve the owner of the responsibility to comply with items missed or unknown to the inspector.

VIOLATIONS MAY ALSO RESULT IN SEPARATE FINES BEING ASSESSED UP TO $1,000.00 FOR EACH VIOLATION.

X
Kearns, Leah N
Inspector		Occupant/ Owner

Thank you for your cooperation in keeping your business and our community safe! If you have any questions, please contact Sandy Springs Fire Marshal's Office.

Keith Sanders Fire Chief		Doug Brown Division Commander
Sandy Springs Fire and Rescue 7840 Roswell Road Sanely Springs, Georgia 30350 www.sanclyspringsga.org/public-safcty/lire- rescue		Chris Edmondson Deputy Fire Marshal Scott McColl Deputy Fire Marshal fmoinspections@sandyspringsga.gov• phone: (770)730-5600 fax: (770)206 -4367

Tuesday July 26, 2016 Nevadan Apartments - Building 08 5501 Glenridge DR NE Building 08 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes NFPA

25-5.4.1.4 Spare sprinkler heads not available

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 5 .4.1.4,NFPA 25, 2011 edition.

A supply of spare sprinklers (never fewer than six) shall be maintained on the premises so that any sprinklers that have operated or been damaged In any way can be promptly replaced.

No heads

Repaired 06/ 29/ 2016

NFPA 25-5.4.1.6 Special sprinkler wrench not available

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 5.4.1.6, NFPA 25, 2011 edition.

A special sprinkler wrench shall be provided and kept in the cabinet to be used in the removal and installation of sprinklers.

5.4.1.6.1 One sprinkler wrench shall be provided for each type of sprinkler Installed.

No wrench

Repaired 06/ 29/ 2016

5.9.1.4 Replace FDC plugs/caps	NFPA	24

Recheck violation record auto-generated from ManageMyInspections.com recheck request.

Original Violation Remarks: Section 5.9.1.4, NFPA 24, 2013 edition

Fire department connections shall be equipped with listed plugs or caps that are secured and arranged for easy removal by fire departments.

Some missing

Repaired 06/ 29/ 2016

IFC-901.4 Installation of fire protection systems

5- 12- 16

Was not able to gain access to riser room, bid supervisor will provide access when I return tomorrow Recheck violation record auto-generated from ManageMyInspections.com recheck request.

Original Violation Remarks: Section 901.4, 2012Internationa l Fire Code

Nevadan Apartments - Building 08 5501 Glenridge DR NE Building 08 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016 , a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

Fire protection systems shall be maintained in accordance with the original installation standards for that system. Required systems shall be extended, altered, or augmented as necessary to maintain and continue protection whenever the building is altered, remodeled, or added to. Alterations to fire protection systems shall be done in accordance with applicable standards.

Yellow tagged some gauges at zero pressure

ORDER TO COMPLY: You are hereby notified to remedy the conditions stated above or show just cause why you should not be required to do so. A re-inspection to determine compliance with this Notice will be conducted in no

less than	30 days	15 days	days	NEXT ANNUAL .

If you fail to comply with this notice before the reinspection date listed, you may be liable for the penalties provided for by law for such violations. This inspection was conducted according to applicable laws adopted at this time.

Every effort was made to note code violations, but this does not relieve the owner of the responsibility to comply with Items missed or unknown to the inspector.

VIOLATIONS MAY ALSO RESULT IN SEPARATE FINES BEING ASSESSED UP TO $1,000.00 FOR EACH VIOLATION.

X
Kearns, Leah N
Inspector		Occupant/ Owner

Thank you for your cooperation in keeping your business and our community safe! f you have any questions, please contact Sandy Springs Fire Marshal's Office.

Keith Sanders Fire Chief		Doug Brown Division Commander
Sandy Springs Fire and Rescue 7840 Roswell Road Sandy Springs, Georgia 30350 www. sandyspringsga .org/public-s afety/fire-rescne		Chris Edmondson Deputy Fire Marshal Scott McColl Deputy Fire Marshal fmoinspections@sandyspringsga.gov• phone:(770)730-5600 fax: (770)206-4367

Tuesday July 26, 2016 Nevadan Apartments - Building 09 5501 Glenridge DR NE Building 09 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) AnnualI nspection was completed at your facility and revealed the violations listed below.

Violation Codes

IFC-901.4Installation of fire protection systems

Recheck violation record auto-generated from ManageMylnspections.com recheck request.

Original Violation Remarks: Section 901.4, 2012International Fire Code

Fire protection systems shall be maintained in accordance with the original installation standards for that system. Required systems shall be extended, altered, or augmented as necessary to maintain and continue protection whenever the building is altered, remodeled, or added to. Alterations to fire protection systems shall be done in accordance with applicable standards.

Yellow tagged

IFC-509.1 Sprinkler Riser Room Signage Required

Recheck violation record auto-generated from ManageMyinspections.com recheck request.

Original Violation Remarks: Section 509.1, 2012International Fire Code

Fire protection equipment shall be identified in an approved manner. Rooms containing controls for air-conditioning systems,sprinkler risers and valves, or other fire detection, suppression or control elements shall be identified for the use of the fire department. Approved signs required to identify fire protection equipment and equipment location, shall be constructed of durable materials, permanently installed and readily visible.

Mark room

Nevadan Apartments - Building 09 5501 Glenridge DR NE Building 09 Sandy Springs, GA 30342	Fire Marshal's Office Field Inspection Report

On 06/29/2016, a(n) Annual Inspection was completed at your facility and revealed the violations listed below.

Violation Codes

ORDER TO COMPLY: You are hereby notified to remedy the conditions stated above or show just cause why you should not be required to do so. A re-inspection to determine compliance with this Notice will be conducted in no

less than	30 days	15 days	days	NEXT ANNUAL .

If you fail to comply with this notice before the reinspection date listed, you may be liable for the penalties provided for by law for such violations. This inspection was conducted according to applicable laws adopted at this time.

Every effort was made to note code violations, but this does not relieve the owner of the responsibility to comply with items missed or unknown to the inspector.

VIOLATIONS MAY ALSO RESULT IN SEPARATE FINES BEING ASSESSED UP TO $1,000.00 FOR EACH VIOLATION.

X
Kearns, Leah N
Inspector		Occupant/Owner

Thank you for your cooperation in keeping your business and our community safe! If you have any questions, please contact Sandy Springs Fire Marshal's Office.

EXHIBIT B

[see attached]

2

| INITIATING DEVICES | | Total Qty | Passed | Failed | Manuf | Model No. |
|---|---|---|---|---|---|---|
| **Manual Pull Stations** | | 16 | 16 | | Edwards | 4050-001T |
| **Smoke Detectors** | | | | | | |
| **Heat Detectors** | | | | | | |
| **Duct Detectors** | | | | | | |
| **Waterflow Switches** | | 3 | 3 | | Potter | VSR-SF |
| **Tamper Switches** | | | | | | |
| **Low Air Switches** | | | | | | |
| **Solenoids** | | | | | | |
| **Other:** | | | | | | |
| **Other:** | | | | | | |

**SYSTEM DISCREPANCIES:** **The Nevadan** **Building: 1**

The following discrepancies were found during our service visit. We recommend that they be corrected to ensure that your system is functioning as intended. Work to be performed by Century Fire Protection is quoted below. If you would like to authorize and schedule this work please return this page of the report with your signature and a PO or credit card number. If no quote is indicated for a line item, more information may be required. If the price is designated as "NTE" the quote is a not to exceed *estimate. If* further labor or materials is requred to complete the repair you will be notified.

| | Discrepancy | Recommendation | Price |
|---|---|---|---|
| 1. | Batteries due for replacement. | Replace Batteries 12v 7ah X 2 | |
| 2. | | | |
| 3. | | | |
| 4. | | | |
| 5. | | | |
| 6. | | | |
| 7. | | | |
| 8. | | | |
| 9. | | | |
| 10. | | | |
| | | **TOTAL** | $0.00 |

**AUTHORIZATION TO PROCEED**

*Sign below and provide a PO# OR credit card number, then fax or email this page to Century Fire at service@centuryfp.com or 770-506-2878*

Name Signature Date

**CREDIT CARD#** Name on Card Exp. Date Auth. Code OR **PO NUMBER**

| INITIATING DEVICES | | Total Qty | Passed | Failed | Manuf | Model No. |
|---|---|---|---|---|---|---|
| Manual Pull Stations | | 16 | 16 | | Edwards | 4050-001T |
| Smoke Detectors | | | | | | |
| Heat Detectors | | | | | | |
| Duct Detectors | | | | | | |
| Waterflow Switches | | 2 | 2 | | Potter | VSR-SF |
| Tamper Switches | | | | | | |
| Low Air Switches | | | | | | |
| Solenoids | | | | | | |
| Other: | | | | | | |
| Other: | | | | | | |

**SYSTEM DISCREPANCIES:** **The Nevadan** **Building: 2**

The following discrepancies were found during our service visit. We recommend that they be corrected to ensure that your system is functioning as intended. Work to be performed by Century Fire Protection is quoted below. If you would like to authorize and schedule this work please return this page of the report with your signature and a PO or credit card number. If no quote is indicated for a line item, more information may be required. If the price is designated as "NTE" the quote is a not to exceed *estimate*. If further labor or materials is requred to complete the repair you will be notified.

| Discrepancy | Recommendation | Price |
|---|---|---|
| 1. Batteries due for replacement. | Replace Batteries 12v 7ah X 2 | |
| 2. | | |
| 3. | | |
| 4. | | |
| 5. | | |
| 6. | | |
| 7. | | |
| 8. | | |
| 9. | | |
| 10. | | |
| | TOTAL | $0.00 |

**AUTHORIZATION TO PROCEED**

*Sign below and provide a PO# OR credit card number, then fax or email this page to Century Fire at service@centuryfp.com or 770-506-2878*

Name Signature Date

**CREDIT CARD#** Name on Card Exp. Date Auth. Code OR **PO NUMBER**

| *INITIATING DEVICES* | | *Total Qty* | *Passed* | *Failed* | *Manuf* | *Model No.* |
|---|---|---|---|---|---|---|
| **Manual Pull Stations** | | 20 | 18 | 2 | Edwards | 4050-001T |
| **Smoke Detectors** | | | | | | |
| **Heat Detectors** | | | | | | |
| **Duct Detectors** | | | | | | |
| **Waterflow Switches** | | 3 | 3 | | Potter | VSR-SF |
| **Tamper Switches** | | 1 | 1 | | Kennedy | 4" Butterfly |
| **Low Air Switches** | | | | | | |
| **Solenoids** | | | | | | |
| **Other:** | High pressure switch | 1 | 1 | | Potter | PS-40 |
| **Other:** | | | | | | |

*SYSTEM DISCREPANCIES:* **The Nevadan** **Building: 3**

The following discrepancies were found during our service visit. We recommend that they be corrected to ensure that your system is functioning as intended. Work to be performed by Century Fire Protection is quoted below. If you would like to authorize and schedule this work please return this page of the report with your signature and a PO or credit card number. If no quote is indicated for a line item, more information may be required. If the price is designated as "NTE" the quote is a not to exceed *estimate. If* further labor or materials is requred to complete the repair you will be notified.

| | Discrepancy | Recommendation | Price |
|---|---|---|---|
| 1. | Horn strobes near units 322, 339, 362, 370 failed. | Replace with 4 new horn strobes. | |
| 2. | Pull stations near units 326, 330 are missing. | Install 2 new conventional pull stations. Wires are intact. | |
| 3. | | | |
| 4. | Batteries due for replacement. | Replace Batteries 12v 7ah X 2 | |
| 5. | | | |
| 6. | | | |
| 7. | | | |
| 8. | | | |
| 9. | | | |
| 10. | | | |
| | | **TOTAL** | $0.00 |

**AUTHORIZATION TO PROCEED**

*Sign below and provide a PO# OR credit card number, then fax or email this page to Century Fire at service@centuryfp.com or 770-506-2878*

Name Signature Date

**CREDIT CARD#** Name on Card Exp. Date Auth. Code OR **PO NUMBER**

| INITIATING DEVICES | Total Qty | Passed | Failed | Manuf | Model No. |
|---|---|---|---|---|---|
| Manual Pull Stations | 12 | 11 | 1 | Edwards | 4050-001T |
| Smoke Detectors | | | | | |
| Heat Detectors | | | | | |
| Duct Detectors | | | | | |
| Waterflow Switches | 2 | 2 | | Potter | VSR-SF |
| Tamper Switches | | | | | |
| Low Air Switches | | | | | |
| Solenoids | | | | | |
| Other: | | | | | |
| Other: | | | | | |

**SYSTEM DISCREPANCIES:** **The Nevadan** **Building: 5**

The following discrepancies were found during our service visit. We recommend that they be corrected to ensure that your system is functioning as intended. Work to be performed by Century Fire Protection is quoted below. If you would like to authorize and schedule this work please return this page of the report with your signature and a PO or credit card number. If no quote is indicated for a line item, more information may be required. If the price is designated as "NTE" the quote is a not to exceed estimate. If further labor or materials is requred to complete the repair you will be notified.

| Discrepancy | Recommendation | Price |
|---|---|---|
| 1. Pull station near unit 512 failed. | Replace with 1 new conventional pull station. | |
| 2. Left sprinkler system is shut down. No water pressure. | | |
| 3. | | |
| 4. Batteries due for replacement. | Replace Batteries 12v 7ah X 2 | |
| 5. | | |
| 6. | | |
| 7. | | |
| 8. | | |
| 9. | | |
| 10. | | |
| | TOTAL | $0.00 |

**AUTHORIZATION TO PROCEED**

*Sign below and provide a PO# OR credit card number, then fax or email this page to Century Fire at service@centuryfp.com or 770-506-2878*

Name Signature Date

**CREDIT CARD#** Name on Card Exp. Date Auth. Code OR **PO NUMBER**

| INITIATING DEVICES | | Total Qty | Passed | Failed | Manuf | Model No. |
|---|---|---|---|---|---|---|
| Manual Pull Stations | | 15 | 15 | | Edwards | 4050-001T |
| Smoke Detectors | | | | | | |
| Heat Detectors | | | | | | |
| Duct Detectors | | | | | | |
| Waterflow Switches | | 2 | 2 | | Potter | VSR-SF |
| Tamper Switches | | 1 | | 1 | Kennedy | 4" Butterfly |
| Low Air Switches | | | | | | |
| Solenoids | | | | | | |
| Other: | High Pressure Switch | 1 | | 1 | Potter | PS-40 |
| Other: | | | | | | |

**SYSTEM DISCREPANCIES:** **The Nevadan** **Building: 6**

The following discrepancies were found during our service visit. We recommend that they be corrected to ensure that your system is functioning as intended. Work to be performed by Century Fire Protection is quoted below. If you would like to authorize and schedule this work please return this page of the report with your signature and a PO or credit card number. If no quote is indicated for a line item, more information may be required. If the price is designated as "NTE" the quote is a not to exceed *estimate*. *If further labor or materials is requred to complete the repair you will be notified.*

| | Discrepancy | Recommendation | Price |
|---|---|---|---|
| 1. | High pressure switch failed to activate. | Replace with 1 new pressure switch. | |
| 2. | Tamper valve is diconnected. | Replace with 1 new 4" tamper valve, rewire. | |
| 3. | | | |
| 4. | Batteries due for replacement. | Replace Batteries 12v 7ah X 2 | |
| 5. | | | |
| 6. | | | |
| 7. | | | |
| 8. | | | |
| 9. | | | |
| 10. | | | |
| | | TOTAL | $0.00 |

**AUTHORIZATION TO PROCEED**

*Sign below and provide a PO# OR credit card number, then fax or email this page to Century Fire at service@centuryfp.com or 770-506-2878*

Name Signature Date

**CREDIT CARD#** Name on Card Exp. Date Auth. Code OR **PO NUMBER**

| *INITIATING DEVICES* | | *Total Qty* | *Passed* | *Failed* | *Manuf* | *Model No.* |
|---|---|---|---|---|---|---|
| **Manual Pull Stations** | | 12 | 12 | | Edwards | 4050-001T |
| **Smoke Detectors** | | | | | | |
| **Heat Detectors** | | | | | | |
| **Duct Detectors** | | | | | | |
| **Waterflow Switches** | | 2 | 2 | | Potter | VSR-SF |
| **Tamper Switches** | | | | | | |
| **Low Air Switches** | | | | | | |
| **Solenoids** | | | | | | |
| **Other:** | | | | | | |
| **Other:** | | | | | | |

***SYSTEM DISCREPANCIES:*** **The Nevadan** **Building: 7**

The following discrepancies were found during our service visit. We recommend that they be corrected to ensure that your system is functioning as intended. Work to be performed by Century Fire Protection is quoted below. If you would like to authorize and schedule this work please return this page of the report with your signature and a PO or credit card number. If no quote is indicated for a line item, more information may be required. If the price is designated as "NTE" the quote is a not to exceed *estimate*. If further labor or materials is requred to complete the repair you will be notified.

| | **Discrepancy** | **Recommendation** | **Price** |
|---|---|---|---|
| 1. | Horn strobes near units 706, 710, 718, 726, 734 failed. | Replace with 5 new horn strobes. | |
| 2. | | | |
| 3. | Batteries due for replacement. | Replace Batteries 12v 7ah X 2 | |
| 4. | | | |
| 5. | | | |
| 6. | | | |
| 7. | | | |
| 8. | | | |
| 9. | | | |
| 10. | | | |
| | | **TOTAL** | $0.00 |

**AUTHORIZATION TO PROCEED**

*Sign below and provide a PO# OR credit card number, then fax or email this page to Century Fire at service@centuryfp.com or 770-506-2878*

Name Signature Date

**CREDIT CARD#** Name on Card Exp. Date Auth. Code OR **PO NUMBER**

| INITIATING DEVICES | | Total Qty | Passed | Failed | Manuf | Model No. |
|---|---|---|---|---|---|---|
| Manual Pull Stations | | 10 | 10 | | Edwards | 4050-001T |
| Smoke Detectors | | | | | | |
| Heat Detectors | | | | | | |
| Duct Detectors | | | | | | |
| Waterflow Switches | | 1 | 1 | | Potter | VSR-SF |
| Tamper Switches | | 2 | 1 | 1 | Milwaukee; Kennedy | 2.5" Ball; 4" Butterfly |
| Low Air Switches | | | | | | |
| Solenoids | | | | | | |
| Other: | | | | | | |
| Other: | | | | | | |

**SYSTEM DISCREPANCIES:** **The Nevadan** **Building: 8**

The following discrepancies were found during our service visit. We recommend that they be corrected to ensure that your system is functioning as intended. Work to be performed by Century Fire Protection is quoted below. If you would like to authorize and schedule this work please return this page of the report with your signature and a PO or credit card number. If no quote is indicated for a line item, more information may be required. If the price is designated as "NTE" the quote is a not to exceed estimate. If further labor or materials is requred to complete the repair you will be notified.

| Discrepancy | Recommendation | Price |
|---|---|---|
| 1. Batteries failed load test. | Replace with 2 new 12v 7ah batteries. | |
| 2. No high pressure switch installed on dry system. | Install 1 new pressure switch and wire. | |
| 3. Dry system tamper switch disconnected (tamper valve closed). | See below. | |
| 4. Dry system is shut down. No air pressure. | | |
| 5. | | |
| 6. | | |
| 7. | | |
| 8. | | |
| 9. | | |
| 10. | | |
| | TOTAL | $0.00 |

**AUTHORIZATION TO PROCEED**

*Sign below and provide a PO# OR credit card number, then fax or email this page to Century Fire at service@centuryfp.com or 770-506-2878*

Name | Signature | Date

**CREDIT CARD#** | Name on Card | Exp. Date | Auth. Code | OR **PO NUMBER**

| INITIATING DEVICES | | Total Qty | Passed | Failed | Manuf | Model No. |
|---|---|---|---|---|---|---|
| Manual Pull Stations | | 20 | 20 | | Edwards | 4050-001T |
| Smoke Detectors | | | | | | |
| Heat Detectors | | | | | | |
| Duct Detectors | | | | | | |
| Waterflow Switches | | 2 | 2 | | Potter | VSR-SF |
| Tamper Switches | | | | | | |
| Low Air Switches | | | | | | |
| Solenoids | | | | | | |
| Other: | | | | | | |
| Other: | | | | | | |

**SYSTEM DISCREPANCIES:** The Nevadan **Building: 9**

The following discrepancies were found during our service visit. We recommend that they be corrected to ensure that your system is functioning as intended. Work to be performed by Century Fire Protection is quoted below. If you would like to authorize and schedule this work please return this page of the report with your signature and a PO or credit card number. If no quote is indicated for a line item, more information may be required. If the price is designated as "NTE" the quote is a not to exceed *estimate. If* further labor or materials is requred to complete the repair you will be notified.

| Discrepancy | Recommendation | Price |
|---|---|---|
| 1. | | |
| 2. | | |
| 3. | | |
| 4. | | |
| 5. | | |
| 6. | | |
| 7. | | |
| 8. | | |
| 9. | | |
| 10. | | |
| | **TOTAL** | $0.00 |

**AUTHORIZATION TO PROCEED**

*Sign below and provide a PO# OR credit card number, then fax or email this page to Century Fire at service@centuryfp.com or 770-506-2878*

Name Signature Date

**CREDIT CARD#** Name on Card Exp. Date Auth. Code OR **PO NUMBER**

Job # ABS167492G

Century Fire Protection
Inspection & Service Division

Date: 7/12/2016
Job Name: Nevadan Apartments
Technician: Jay Zellars

2450 Meadowbrook Pkwy Duluth, GA 30096 · PH: 770-506-2388 · FX: 770-506-2878

Company: Nevadan Apartments
Address: 5501 Glenridge Dr.
City/State/Zip: Atlanta GA 30342
Contact: Eboni Jackson

		Last Inspection:
X	Fire Extinguishers	
	Fire Suppression	
	Fire Sprinklers	
	Exit/Emergency Lights	
	Fire Hose	
	Fire Alarm	

Deficiency Report:

(1) 10 lb ABC extinguisher is missing. New 10 lb extinguisher should be installed.

(1) 5 lb ABC extinguisher is missing. New 5 lb extinguisher should be installed.

(1) 5 lb ABC extinguisher needs recharge

(1)10 lb ABC extinguisher needs recharge

(92) 5 lb ABC extinguishers are due for 6 year maintenance

(1) 5 lb ABC extinguisher has exceeded shelf life. New 5 lb ABC extinguisher should be installed.

(6) M1JR cabinets

(27) M1JR covers

(3) Genuine locks for cabinets

(2) Fire Tech replacement panels for cabinets (FT510 in Brooks catalog)

Corrective Action Needed:

Scope of Work:

Parts Needed:

Customer Signature	Date	Service Technician	Date
	7/12/2016	Jay Zellars	7/12/2016

Report of Inspection

Fire Extinguisher **Annual**

Date: 7/12/2016

2450 Meadowbrook Pkwy
Duluth, GA 30096
Office: 770-506-2388
Fax: 770-506-2878

Inspection Site	**Customer**
Nevadan Apartments	*Nevadan Apartments*
5501 Glenridge Dr.	*5501 Glenridge Dr.*
Atlanta GA 30342	*Atlanta GA 30342*
Eboni Jackson	*404-255-4821*

Conducted by: Jay Zellars
Inspection reference: ABS167492G

Signatures

Inspector / Permit	Inspector - Signature	Date: 7/12/2016	I state the information on this form is correct at the time and place of my inspection, and that all equipment tested at this time was left in operational condition upon completion of this inspection except as noted.
Jay Zellars 3738X	J. Zellars	Time: 12:00pm	

Fire Extinguisher Inspection

Item / Unit #	Location	Manuf	Manuf Date	Size	Type	Serial	Due Dates		Additional Services Due				
							Hydro	6 Yr	Rechg	Bracket	Hose	Gauge	No Access
1	Leasing Office	Buckeye	2010	5	ABC	268228	2022	Fail					
2	Clubhouse	Badger	2011	5	ABC	540708	2023	2017	Pass	Pass	Pass	Pass	
3	Fitness Center Hall					Missing							
4	Kitchen	Buckeye	2010	5	ABC	268142	2022	Fail					
5	102	Buckeye	2011	5	ABC	198658	2023	2029	Pass	Pass	Pass	Pass	
6	106	Badger	2015	5	ABC	97292726	2027	2021	Pass	Pass	Pass	Pass	
7	110	Buckeye	2010	5	ABC	268138	2022	Fail					
8	114	Badger	2011	5	ABC	289062	2023	2017	Pass	Pass	Pass	Pass	
9	122	Buckeye	2010	5	ABC	268132	2022	Fail					CV
10	128	Badger	2015	5	ABC	97292728	2027	2021	Pass	Pass	Pass	Pass	
11	134	Buckeye	2010	5	ABC	268115	2022	Fail					CV
12	140	Buckeye	2010	5	ABC	268134	2022	Fail					
13	142	Buckeye	2010	5	ABC	268124	2022	Fail					CV
14	146	Buckeye	2010	5	ABC	268122	2022	Fail					
15	150	Buckeye	2010	5	ABC	268120	2022	Fail					
16	154	Buckeye	2010	5	ABC	268127	2022	Fail					
17	158	Buckeye	2008	5	ABC	904072	2020	2026	Pass	Pass	Pass	Pass	CV
18	162	Buckeye	2008	5	ABC	981819	2020	2026	Pass	Pass	Pass	Pass	
19	166	Buckeye	2010	5	ABC	268141	2022	Fail					
20	170	Buckeye	2010	5	ABC	268121	2022	Fail					
21	202	Buckeye	2010	5	ABC	268169	2022	Fail					
22	206	Badger	2015	5	ABC	972927	2027	2021	Pass	Pass	Pass	Pass	
23	210	Buckeye	2010	5	ABC	268193	2022	Fail					M1JR & lock
24	214	Buckeye	2010	5	ABC	268188	2022	Fail					
25	218	Buckeye	2010	5	ABC	268197	2022	Fail					
26	222	Buckeye	2010	5	ABC	268296	2022	Fail					CV & M1JR
27	226	Buckeye	2010	5	ABC	268208	2022	Fail					
28	230	Buckeye	2010	5	ABC	268198	2022	Fail

Jobsite Nevadan Apartments Job Number: ABS167492G Technician: Jay Zellars

Date: 7/12/2016

Fire Extinguisher Inspection									Century Fire Protection, LLC				
Item / Unit #	Location	Manuf	Manuf Date	Size	Type	Serial	Due Dates		Additional Services Due				
							Hydro	6 Yr	Rechg	Bracket	Hose	Gauge	No access
29	236	Buckeye	2010	5	ABC	268207	2022	Fail					
30	240	Buckeye	2010	5	ABC	268158	2022	Fail					CV
31	244	Buckeye	2010	5	ABC	268209	2022	Fail					
32	248	Buckeye	2010	5	ABC	268195	2022	Fail					
33	250	Kidde	2007	5	ABC	936579	2019	2025	Pass	Pass	Pass	Pass	
34	254	Buckeye	2010	5	ABC	268170	2022	Fail					CV
35	262	Buckeye	2010	5	ABC	268175	2022	Fail					
36	Bldg 3 Garage	Amerex	2015	10	ABC	22980	2027	2021	Pass	Pass	Pass	Pass	
37	Bldg 3 Garage	Amerex	2015	10	ABC	281877	2027	2021	Pass	Pass	Pass	Pass	
38	Bldg 3 Garage	Badger	2015	10	ABC	777907	2027	2021	Pass	Pass	Pass	Pass	
39	302	Badger	2015	5	ABC	97292703	2027	2021	Pass	Pass	Pass	Pass	
40	310	Buckeye	2010	5	ABC	268119	2002	Fail					
41	314	Kidde	2007	5	ABC	415202	2019	2025	Pass	Pass	Pass	Pass	
42	318	Buckeye	2010	5	ABC	268187	2022	Fail					
43	322	Kidde	2006	5	ABC	673235	2018	2024	Pass	Pass	Pass	Pass	CV
44	326	Buckeye	2010	5	ABC	268177	2022	Fail					CV & M1JR
45	330	Buckeye	2010	5	ABC	268184	2022	Fail					CV
46	333	Buckeye	2010	5	ABC	268173	2022	Fail					
47	339	Buckeye	2010	5	ABC	268171	2022	Fail					
48	351	Buckeye	2010	5	ABC	268189	2022	Fail					
49	358	Buckeye	2010	5	ABC	268244	2022	Fail					
50	362	Buckeye	2010	5	ABC	268252	2022	Fail					CV
51	366	Buckeye	2010	5	ABC	268245	2022	Fail					CV
52	371	Ansul	2006	5	ABC	992593	2018	2024	Pass	Pass	Pass	Pass	
53	402	Buckeye	2012	5	ABC	466270	2024	2018	Pass	Pass	Pass	Pass	
54	404	Buckeye	2012	5	ABC	466066	2024	2018	Pass	Pass	Pass	Pass	
55	406	Buckeye	2012	5	ABC	466277	2024	2018	Pass	Pass	Pass	Pass	
56	408	Buckeye	2012	5	ABC	466266	2024	2018	Pass	Pass	Pass	Pass	
57	414	Buckeye	2010	5	ABC	268232	2022	Fail					
58	418	Buckeye	2010	5	ABC	268235	2022	Fail					
59	422	Buckeye	2010	5	ABC	268200	2022	Fail					
60	425	Buckeye	2010	5	ABC	268181	2022	Fail					Lock
61	431	Buckeye	2010	5	ABC	268185	2022	Fail					CV
62	435	Buckeye	2010	5	ABC	268182	2022	Fail					
63	439	Buckeye	2010	5	ABC	268183	2022	Fail					CV
64	Bldg 4 Garage	Buckeye	2009	10	ABC	802520	2021	2027	Pass	Pass	Pass	Pass	
65	Bldg 4 Garage	Buckeye	2008	10	ABC	78591	2020	2026	Pass	Pass	Pass	Pass	
66	Bldg 4 Garage	Amerex	2009	10	ABC	466556	2021	2027	Pass	Pass	Pass	Pass	
67	502	Buckeye	2010	5	ABC	268246	2022	Fail					
68	506	Buckeye	2010	5	ABC	268251	2022	Fail

Jobsite Nevadan Apartments Job Number: ABS167492G Technician: Jay Zellars

Date: 7/12/2016

Fire Extinguisher Inspection									Century Fire Protection, LLC				
Item / Unit #	Location	Manuf	Manuf Date	Size	Type	Serial	Due Dates		Additional Services Due				
							Hydro	6 Yr	Rechg	Bracket	Hose	Gauge	No access
69	510	Buckeye	2010	5	ABC	268248	2022	Fail					CV & M1JR
70	514	Buckeye	2010	5	ABC	268163	2022	Fail					
71	518	Kidde	2003	5	ABC	155963	Fail	N/A					CV
72	521	Buckeye	2010	5	ABC	268148	2022	Fail					CV
73	525	Buckeye	2010	5	ABC	268149	2022	Fail					CV
74	529	Buckeye	2010	5	ABC	268152	2022	Fail					
75	534	Buckeye	2010	5	ABC	268219	2022	Fail					
76	538	Buckeye	2010	5	ABC	268144	2022	Fail					CV
77	542	Buckeye	2010	5	ABC	268164	2022	Fail					
78	546	Buckeye	2010	5	ABC	268256	2022	Fail					
79	602	Buckeye	2010	5	ABC	268238	2022	Fail					
80	606	Kidde	2011	5	ABC	382352	2023	2017	Pass	Pass	Pass	Pass	
81	610	Buckeye	2010	5	ABC	268179	2022	Fail					
82	614	Buckeye	2010	5	ABC	268180	2022	Fail					
83	618	Buckeye	2010	5	ABC	268154	2022	Fail					
84	624	Buckeye	2010	5	ABC	268143	2022	Fail					
85	628	Buckeye	2010	5	ABC	268052	2022	Fail					CV
86	632	Buckeye	2008	5	ABC	978569	2020	2026	X				CV
87	634	Buckeye	2010	5	ABC	268082	2022	Fail					
88	638	Buckeye	2010	5	ABC	268250	2022	Fail					CV
89	642	Buckeye	2010	5	ABC	268247	2022	Fail					
90	646	Buckeye	2010	5	ABC	268249	2022	Fail					
91	Bldg 6 Garage	Badger	2015	10	ABC	96148853	2027	2021	Pass	Pass	Pass	Pass	
92	Bldg 6 Garage	Badger	2015	10	ABC	96148860	2027	2021	Pass	Pass	Pass	Pass	
93	Bldg 6 Garage	Amerex	2009	10	ABC	467637	2021	2027	Pass	Pass	Pass	Pass	
94	702	Buckeye	2010	5	ABC	268178	2022	Fail					
95	706	Badger	2012	5	ABC	935520	2024	2018	Pass	Pass	Pass	Pass	
96	710	Buckeye	2010	5	ABC	268159	2020	Fail					
97	714	Buckeye	2013	5	ABC	704246	2025	2019	Pass	Pass	Pass	Pass	
98	718	Buckeye	2010	5	ABC	268136	2022	Fail					
99	722	Buckeye	2010	5	ABC	268202	2022	Fail					
100	727	Buckeye	2010	5	ABC	268160	2022	Fail					CV & M1JR
101	731	Buckeye	2010	5	ABC	268153	2022	Fail					
102	734	Buckeye	2010	5	ABC	268239	2022	Fail					
103	736	Buckeye	2010	5	ABC	268191	2022	Fail					
104	738	Buckeye	2010	5	ABC	268161	2022	Fail					CV
105	740	Buckeye	2010	5	ABC	268125	2022	Fail					CV & M1JR
106	902	Buckeye	2010	5	ABC	268227	2022	Fail					
107	906	Badger	2013	5	ABC	782041	2025	2019	Pass	Pass	Pass	Pass	
108	910	Buckeye	2010	5	ABC	268211	2020	Fail

Jobsite Nevadan Apartments Job Number: ABS167492G Technician: Jay Zellars

Date: 7/12/2016

Fire Extinguisher Inspection — Century Fire Protection, LLC

Item / Unit #	Location	Manuf	Manuf Date	Size	Type	Serial	Due Dates		Additional Services Due				
							Hydro	6 Yr	Rechg	Bracket	Hose	Gauge	No access
109	914	Badger	2007	5	ABC	164584	2019	2025	Pass	Pass	Pass	Pass	
110	918	Amerex	2006	5	ABC	215359	2018	2024	Pass	Pass	Pass	Pass	
111	924	Buckeye	2010	5	ABC	268223	2022	Fail					
112	928	Buckeye	2010	5	ABC	268216	2022	Fail					
113	932	Buckeye	2010	5	ABC	268214	2022	Fail					
114	934	Buckeye	2010	5	ABC	268224	2022	Fail					
115	938	Buckeye	2010	5	ABC	268090	2022	Fail					
116	942	Buckeye	2010	5	ABC	268230	2022	Fail					CV
117	946	Buckeye	2010	5	ABC	268234	2022	Fail					
118	951	Buckeye	2010	5	ABC	268215	2022	Fail					
119	955	Buckeye	2010	5	ABC	268229	2022	Fail					
120	959	Buckeye	2010	5	ABC	268222	2022	Fail					
121	963	Buckeye	2010	5	ABC	268242	2022	Fail					
122	Bldg 9 Garage	Amerex	2009	10	ABC	467348	2021	2027	Pass	Pass	Pass	Pass	
123	Bldg 9 Garage	Amerex	2009	10	ABC	466557	2021	2027	X				CV/FT510
124	Bldg 9 Garage	Amerex	2009	10	ABC	465719	2021	2027	Pass	Pass	Pass	Pass	
125	Bldg 8 Garage	Badger	2015	10	ABC	96148835	2027	2021	Pass	Pass	Pass	Pass	
126	Bldg 8 Garage					Missing							CV/FT510
127	802	Buckeye	2012	5	ABC	466314	2024	2018	Pass	Pass	Pass	Pass	
128	806	Buckeye	2010	5	ABC	268085	2022	Fail					CV & lock
129	810	Buckeye	2010	5	ABC	268213	2022	Fail					
130	814	Buckeye	2010	5	ABC	268233	2022	Fail					
131	819	Buckeye	2010	5	ABC	268166	2022	Fail					
132	823	Buckeye	2010	5	ABC	268217	2022	Fail					
133	827	Buckeye	2012	5	ABC	466247	2024	2018	Pass	Pass	Pass	Pass	
134	831	Buckeye	2010	5	ABC	268225	2022	Fail

Report of Inspection / Test

Fire Sprinkler Inspection

July 10, 2016

Century Fire Protection
Inspection & Service Division

2450 Meadowbrook Pkwy
Duluth GA, 30096
Office: 770-506-2388

Inspection Site	**Customer**	
Nevadan Apartments	*The Nevadan Apartments*	
5501 Glenridge Drive NE	5501 Glenridge Drive NE	
		Conducted by: Kevin Harvey
Atlanta GA 30342	Atlanta GA 30342	Inspection reference: ABS167492G
Contact Phone	(404) 255-4821	

Signatures

Inspector / License	Inspector - Signature	Date: 7/10/16	I state the information on this form is correct at the time and place of my inspection, and that all equipment tested at this time was left in operational condition upon completion of this inspection except as noted.
Kevin Harvey IL:000754		Time:	

Owner's Section

Has the occupancy classification and hazard of contents remained the same since last inspection?	Yes	Was the system free of actuation of devices or alarms since the last inspection?	No
Are all fire protection systems in service?	Yes	Has an internal inspection been performed within the past 5 years?	No
Has the system remained in service without modification since the last inspection?	No		

Owner Printed Name	Owner - Signature	Date: 7/10/16
		Time:

Water Based System Inspection

Gauges on wet pipe system in good condition and showing normal water supply pressure	Yes	Alarm devices free from physical damage?	Yes
Hydraulic nameplate, if provided, securely attached to the riser and legible?	No	Valve supervisory switches indicate movement?	Yes

Fire Department Connection

Visible and accessible?	No	Couplings and swivels not damaged and rotate smoothly?	No
Plugs and caps in place?	Yes	Gaskets in place and in good condition?	Yes
Identification Sign(s) in place?	Yes	Check Valve is not leaking?	Yes
Automatic drain valve in place and operating properly?	Yes	Interior free of obstruction if caps are not in place?	Yes
Valve clapper operational over its full range	Yes		

Pipe

Free from external corrosion?	No	Free of mechanical damage and not leaking?	No
Free from external loads?	No	Visible pipe hangers and seismic braces not damaged or loose?	No
Was an obstruction investigation conducted and the system flushed?	No		

Sprinklers

Spare Sprinkler box installed with Spare heads and Spare head wrench?	No	Proper number and type of spare sprinklers?	No
Free from corrosion?	No	Free of obstruction to spray pattern?	Yes
Free of foreign materials including paint?	No	Free of physical damage?	No
Are all sprinklers in service dated 1920 or later?	Yes	Fast response sprinklers in service for less than 20 years? If (NO) test sample now and every 10 years.	Yes
Are standard sprinklers less than 50 years old? If (NO) test sample required now and every 10 years	Yes	Dry Type sprinklers in service for less than 10 years? If (NO) test sample required now and every 10 years	No
Fire Sprinkler in proper orientation?	No		

Gauges

Are gauges less than 5 years old?	No		

Cold Weather Check

Are areas covered by wet systems adequately heated at time of inspection?	Yes	Specific gravity of antifreeze correct? (Antifreeze systems only)	N/A

Century Fire Protection
Inspection & Service Division

Number to Add	3

Control Valve Inspection & Flow Test Summary — *Nevadan Apartments*

Location	Cubby hole 3	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Fail	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	BLDG 3	Main Drain	1.	75	60	70	Yes	Yellow

Location	Cubby hole 3	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Fail	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	BLDG 3	Main Drain	1.	75	60	70	Yes	Yellow

Location	Cubby hole	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Fail	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	Bldg 2	Main Drain	1.	75	60	70	Yes	Yellow

Location	Cubby hole	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Fail	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	Bldg 2	Main Drain	1.	75	60	70	Yes	Yellow

Location	Cubby hole	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Fail	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	Bldg 1	Main Drain	1.	80	60	70	Yes	Yellow

Location	Cubby hole	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Fail	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	Bldg 1	Main Drain	1.	N\A	N\A	N\A	Yes	Yellow

Location	Cubby hole	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Fail	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	BLDG 6	Main Drain	1.	65	45	60	Yes	Yellow

Location	Cubby hole	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Pass	Pass	Fail - Electric Tamper -	N\A

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	BLDG 6	Main Drain	1.	N\A	N\A	N\A	Yes	Yellow

Location	Cubby hole	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Fail	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	BLDG 5	Main Drain	1.	65	40	65	Yes	Yellow

Location	Cubby hole	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Fail	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	BLDG 5	Main Drain	1.	65	40	65	Yes	Yellow

Location	Parking area lock up	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Fail	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	Bldg 4	Main Drain	1.	65	40	65	Yes	Yellow

Location	Parking area lock up	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Pass	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After Test	Results comparable to prior year?	Tag Color
	bldg 9	Main Drain	1.	90	55	90	Yes	Yellow

Location	Parking area lock up	System Density:	N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Gate Valve	1.5 in	Pass		Pass	Pass	Pass	Pass	Fail - Electric Tamper -	Pass - Electric Alarm -

| | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| ***Location*** | Parking area lock up | | | | | | System Density: | N\A | | |
| ***Control Valve*** | Valve Type | Size | Secured | Valve Seal # | Open | Accessible | Signs | Excs | Tamper | Alarm |
| | **Gate Valve** | 1.5 in | **Pass** | | **Pass** | **Pass** | **Pass** | **Pass** | **Fail - Electric Tamper -** | **Pass - Electric Alarm -** |
| ***Flow Test*** | System ID | Connection Flowed | Outlet Size | Static PSI | Residual PSI | Static PSI After Test | Results comparable to prior year? | Tag Color | | |
| | bldg 7 | Main Drain | 1. | N\A | N\A | N\A | N\A | Yellow | | |

| | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| ***Location*** | Parking area lock up | | | | | | System Density: | N\A | | |
| ***Control Valve*** | Valve Type | Size | Secured | Valve Seal # | Open | Accessible | Signs | Excs | Tamper | Alarm |
| | **Gate Valve** | 1.5 in | **Pass** | | **Pass** | **Pass** | **Pass** | **Pass** | **Fail - Electric Tamper -** | **Pass - Electric Alarm -** |
| ***Flow Test*** | System ID | Connection Flowed | Outlet Size | Static PSI | Residual PSI | Static PSI After Test | Results comparable to prior year? | Tag Color | | |
| | BLDG 7 | Main Drain | 1. | 75 | 55 | 65 | Yes | Yellow | | |

| | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| ***Location*** | Parking area lock up | | | | | | System Density: | N\A | | |
| ***Control Valve*** | Valve Type | Size | Secured | Valve Seal # | Open | Accessible | Signs | Excs | Tamper | Alarm |
| | **Gate Valve** | 1.5 in | **Pass** | | **Pass** | **Pass** | **Fail** | **Pass** | **Pass - Electric Tamper -** | **Pass - Electric Alarm -** |
| ***Flow Test*** | System ID | Connection Flowed | Outlet Size | Static PSI | Residual PSI | Static PSI After Test | Results comparable to prior year? | Tag Color | | |
| | bldg 8 | Main Drain | 1. | 90 | 55 | 90 | Yes | Yellow | | |

Property :	Nevadan Apartments
Number of Sprinklers to Add:	100
Inspector:	Kevin Harvey
Date:	July 10, 2016

Apartment Walk Sheet

Building	Unit	Area	Sprinkler	Type	Status	Access Issue?	Notes
1	104	Kitchen	1	Wet	Painted		A
1	104	Laundry Room	2	Wet	Painted		A
1	104	Foyer	3	Wet	Painted		A
1	101	Entire Unit	4	Wet	No Access	Pet	A
1	102	Kitchen	5	Wet	Painted		A
1	103	Breezeway	6	Dry	Painted		C
1	103	Breezeway	7	Wet	Painted		C
1	103	Breezeway	8	Wet	Painted		C
1	103	Laundry Room	9	Wet	Painted		A
1	103	Closet Bedroom	10	Wet	Painted		A
1	106	Breezeway	11	Dry	Painted		C
1	107	Breezeway	12	Wet	Painted		C
1	108	Breezeway	13	Wet	Painted		C
1	105	Kitchen	14	Wet	Painted		A
1	106	Living Room	15	Wet	Painted		A
1	106	Bedroom	16	Wet	Painted		A
1	106	Living Room	17	Wet	Painted		A
1	106	Kitchen	18	Wet	Painted		A
1	107	Foyer	19	Wet	Painted		A
1	107	Kitchen	20	Wet	Painted		A
1	107	Laundry Room	21	Wet	Painted		A
1	107	Kitchen	22	Wet	Painted		A
1	108	Laundry Room	23	Wet	Painted		A
1	108	Closet Bedroom	24	Wet	Painted		A
1	108	Restroom	25	Wet	Painted		A
1	109	Breezeway	26	Dry	Painted		C
1	109	Breezeway	27	Dry	Painted		C
1	109	Breezeway	28	Dry	Painted		C
1	111	Foyer	29	Wet	Painted		A
1	112	Restroom	30	Wet	Painted		A
1	112	Bedroom	31	Wet	Painted		A
1	115	Breezeway	32	Dry	Painted		C
1	115	Breezeway	33	Dry	Painted		C
1	115	Breezeway	34	Dry	Painted		C
1	117	Closet Bedroom	35	Wet	Painted		A
1	118	Foyer	36	Wet	Painted		A
1	118	Kitchen	37	Wet	Painted		B
1	118	Laundry Room	38	Wet	Painted		B
1	119	Breezeway	39	Dry	Painted		C
1	119	Breezeway	40	Dry	Painted		C
1	120	Breezeway	41	Dry	Painted		C
1	120	Breezeway	42	Dry	Painted		C
1	120	Foyer	43	Wet	Painted		A

1	120	Closet Bedroom	44	Wet	Painted		A
1	120	Living Room	45	Wet	Painted		A
1	120	Kitchen	46	Wet	Painted		B
1	121	Living Room	47	Wet	Painted		B
1	121	Sunroom	48	Wet	Painted		A
1	121	Hallway	49	Wet	Painted		A
1	121	Laundry Room	50	Wet	Painted		B
1	121	Bedroom	51	Wet	Painted		A
1	122	Breezeway	52	Dry	Painted		C
1	122	Restroom	53	Wet	Painted		B
1	123	Breezeway	54	Dry	Painted		C
1	123	Breezeway	55	Dry	Painted		C
1	123	Dining Room	56	Wet	Painted		A
1	123	Closet Bedroom	57	Wet	Painted		A
1	123	Restroom	58	Wet	Painted		A
1	125	Restroom	59	Wet	Painted		A
1	125	Laundry Room	60	Wet	Painted		A
1	126	Breezeway	61	Dry	Painted		C
1	126	Breezeway	62	Dry	Painted		C
1	127	Living Room	63	Wet	Painted		A
1	127	Living Room	64	Wet	Painted		A
1	127	Hallway	65	Wet	Painted		A
1	127	Laundry Room	66	Wet	Painted		A
1	127	Kitchen	67	Wet	Painted		A
1	128	Breezeway	68	Dry	Painted		C
1	128	Breezeway	69	Dry	Painted		C
1	129	Breezeway	70	Dry	Painted		C
1	129	Breezeway	71	Wet	Painted		C
1	129	Foyer	72	Wet	Painted		B
1	129	Restroom	73	Wet	Painted		A
1	130	Entire Unit	74	Wet	No Access	No Key	A
1	131	Living Room	75	Wet	Painted		A
1	132	Breezeway	76	Dry	Painted		C
1	132	Breezeway	77	Dry	Painted		C
1	134	Breezeway	78	Dry	Painted		C
1	134	Breezeway	79	Dry	Painted		C
1	133	Hallway	80	Wet	Painted		B
1	134	Kitchen	81	Wet	Painted		A
1	134	Laundry Room	82	Wet	Painted		A
1	134	Living Room	83	Wet	Painted		A
1	134	By stairs	84	Dry	Painted		c
1	134	By stairs	85	Dry	Orientation		c
1	137	Breezeway	86	Dry	Painted		C
1	138	Breezeway	87	Dry	Painted		C
1	138	Breezeway	88	Dry	Painted		C
1	138	Breezeway	89	Dry	Painted		C
1	138	Breezeway	90	Dry	Painted		C
1	138	Breezeway	91	Dry	Painted		C
1	138	Foyer	92	Wet	Painted		A

1	140	Breezeway	93	Dry	Painted		C
1	140	Living Room	94	Wet	Painted		A
1	140	Laundry Room	95	Wet	Painted		B
1	140	Restroom	96	Wet	Painted		B
1	140	Living Room	97	Wet	Painted		A
1	144	Breezeway	98	Dry	Painted		C
1	144	Breezeway	99	Dry	Painted		C
1	144	Breezeway	100	Wet	Painted		C
1	141	Hallway	101	Wet	Painted		A
1	142	Entire Unit	102	Wet	No Access	PET	A
1	143	Laundry Room	103	Wet	Painted		A
1	143	Kitchen	104	Wet	Painted		A
1	143	Dining Room	105	Wet	Painted		A
1	147	Breezeway	106	Dry	Painted		C
1	147	Breezeway	107	Dry	Painted		C
1	147	Breezeway	108	Dry	Painted		C
1	146	Restroom	109	Wet	Painted		A
1	146	Closet Bedroom	110	Wet	Painted		A
1	148	Closet Bedroom	111	Wet	Painted		C
1	151	Breezeway	112	Wet	Painted		C
1	151	Breezeway	113	Wet	Painted		C
1	151	Breezeway	114	Wet	Painted		C
1	150	Hallway	115	Wet	Painted		A
1	151	Living Room	116	Wet	Painted		A
1	151	Living Room	117	Wet	Painted		A
1	151	Restroom	118	Wet	Painted		A
1	156	Breezeway	119	Dry	Painted		C
1	156	Breezeway	120	Dry	Painted		C
1	156	Breezeway	121	Dry	Painted		C
1	157	Breezeway	122	Dry	Painted		A
1	157	Breezeway	123	Dry	Painted		C
1	157	Breezeway	124	Dry	Painted		C
1	159	Bedroom	125	Wet	Painted		A
1	161	Entire Unit	126	Wet	No Access	No Key	A
1	161	Breezeway	127	Dry	Painted		C
1	161	Breezeway	128	Dry	Painted		C
1	161	Breezeway	129	Dry	Painted		C
1	162	Hallway	130	Wet	Painted		B
1	162	Living Room	131	Wet	Painted		B
1	166	Breezeway	132	Dry	Painted		C
1	166	Breezeway	133	Dry	Painted		C
1	166	Breezeway	134	Wet	Painted		C
1	165	Restroom	135	Wet	Painted		A
1	165	Hallway	136	Wet	Painted		A
1	166	Restroom	137	Wet	Painted		A
1	166	Bedroom	138	Wet	No Access	PET	A
1	169	Breezeway	139	Dry	Painted		C
1	169	Breezeway	140	Dry	Painted		C
1	169	Breezeway	141	Dry	Painted		C

1	169	Restroom	142	Wet	Painted		A
1	171	Living Room	143	Wet	Painted		A
1	171	Living Room	144	Wet	Painted		A
1	171	Living Room	145	Wet	Painted		A
1	171	Kitchen	146	Wet	Painted		A
2	202	Kitchen	147	Wet	Adjust Sprinkler		A
2	202	Kitchen	148	Wet	Needs Plate		A
2	203	Bedroom	149	Dry	Painted		C
2	204	Breezeway	150	Dry	Painted		C
2	204	Kitchen	151	Wet	Damaged Sprinkler		A
2	205	Breezeway	152	Dry	Painted		C
2	205	Breezeway	153	Dry	Painted		C
2	205	Breezeway	154	Dry	Painted		C
2	207	Living Room	155	Wet	Painted		A
2	207	Living Room	156	Wet	Painted		A
2	211	Breezeway	157	Dry	Painted		C
2	211	Breezeway	158	Dry	Painted		C
2	211	Breezeway	159	Dry	Painted		C
2	210	Bedroom	160	Wet	Painted		A
2	211	Breezeway	161	Wet	Painted		A
2	211	Restroom	162	Wet	Painted		A
2	211	Closet Bedroom	163	Wet	Painted		A
2	212	Laundry Room	164	Wet	Painted		A
2	215	Breezeway	165	Dry	Painted		C
2	213	Breezeway	166	Dry	Painted		C
2	213	Entire Unit	167	Wet	No Access	PET	A
2	214	Breezeway	168	Wet	Painted		C
2	214	Foyer	169	Wet	Painted		A
2	215	Foyer	170	Wet	Painted		A
2	216	Closet Bedroom	171	Wet	Painted		B
2	217	Breezeway	172	Dry	Painted		C
2	217	Bedroom	173	Wet	Painted		A
2	217	Dining Room	174	Wet	Painted		A
2	217	Living Room	175	Wet	Painted		B
2	218	Breezeway	176	Wet	Corroded		C
2	218	Entire Unit	177	Wet	No Access	No Key	A
2	219	Restroom	178	Wet	Painted		A
2	219	Closet Bedroom	179	Wet	Painted		A
2	220	Laundry Room	180	Wet	Corroded		A
2	221	Breezeway	181	Dry	Painted		C
2	221	Kitchen	182	Wet	Painted		A
2	222	Breezeway	183	Dry	Painted		C
2	222	Restroom	184	Wet	Painted		A
2	223	Bedroom	185	Wet	Damaged Sprinkler		A
2	223	Restroom	186	Wet	Painted		B
2	224	Closet Bedroom	187	Wet	Painted		A
2	226	Closet Bedroom	188	Wet	Painted		A
2	225	Kitchen	189	Wet	Painted		A
2	225	Restroom	190	Wet	Corroded		A

2	225	Living Room	191	Wet	Painted		A
2	225	Laundry Room	192	Wet	Painted		A
2	227	Breezeway	193	Dry	Painted		C
2	227	Dining Room	194	Wet	Painted		A
2	227	Laundry Room	195	Wet	Painted		C
2	228	Breezeway	196	Dry	Painted		A
2	228	Entire Unit	197	Wet	No Access	KID	A
2	229	Breezeway	198	Dry	Painted		C
2	229	Breezeway	199	Dry	Painted		D
2	229	Foyer	200	Wet	Painted		A
2	229	Restroom	201	Wet	Painted		B
2	229	Laundry Room	202	Wet	Painted		A
2	230	Breezeway	203	Dry	Painted		C
2	230	Breezeway	204	Dry	Painted		D
2	230	Living Room	205	Wet	Painted		A
2	230	Living Room	206	Wet	Painted		A
2	230	Closet Bedroom	207	Wet	Painted		A
2	232	Dining Room	208	Wet	Painted		A
2	232	Laundry Room	209	Wet	Painted		A
2	245	Kitchen	210	Wet	Painted		A
2	248	Breezeway	211	Dry	Painted		A
2	247	Breezeway	212	Dry	Painted		C
2	247	Breezeway	213	Dry	Painted		C
2	246	Bedroom	214	Wet	Painted		A
2	246	Laundry Room	215	Wet	Painted		A
2	246	Living Room	216	Wet	Painted		A
2	246	Restroom	217	Wet	Painted		A
2	246	Closet Bedroom	218	Wet	Painted		A
2	248	Breezeway	219	Dry	Painted		C
2	247	Entire Unit	220	Wet	No Access	No Key	A
2	248	Breezeway	221	Dry	Painted		C
2	248	Living Room	222	Dry	Painted		A
2	248	Laundry Room	223	Wet	Painted		A
2	248	Bedroom	224	Wet	Painted		A
2	243	Kitchen	225	Wet	Painted		A
2	243	Restroom	226	Wet	Painted		A
2	243	Laundry Room	227	Wet	Painted		A
2	244	Entire Unit	228	Wet	No Access	PET	A
2	241	Foyer	229	Wet	Needs Plate		A
2	237	Restroom	230	Wet	Painted		A
2	239	Breezeway	231	Dry	Painted		C
2	239	Breezeway	232	Dry	Painted		C
2	238	Closet Bedroom	233	Wet	Painted		A
2	240	Laundry Room	234	Wet	Covered		A
2	240	Bedroom	235	Wet	No Access	SLEEP	A
2	240	Bedroom	236	Wet	No Access	SLEEP	A
2	234	Living Room	237	Wet	Loaded/Dusted		A
2	234	Living Room	238	Wet	Loaded/Dusted		A
2	234	Restroom	239	Wet	Painted		B

2	235	Dining Room	240	Wet	Painted		A
2	235	Bedroom	241	Wet	Painted		A
2	235	Restroom	242	Wet	Painted		A
2	236	Foyer	243	Wet	Painted		A
2	236	Living Room	244	Wet	Loaded/Dusted		A
2	236	Living Room	245	Wet	Loaded/Dusted		A
2	236	Restroom	246	Wet	Painted		A
2	249	Entire Unit	247	Wet	No Access	No Key	A
2	250	Entire Unit	248	Wet	No Access	PET	A
2	251	Entire Unit	249	Wet	No Access	No Key	A
2	252	Breezeway	250	Wet	Painted		A
2	252	Closet Bedroom	251	Wet	Painted		A
2	254	Hallway	252	Wet	Painted		A
2	254	Restroom	253	Wet	Painted		A
2	255	Foyer	254	Wet	Painted		A
2	255	Living Room	255	Wet	Painted		A
2	255	Living Room	256	Wet	Painted		A
2	255	Kitchen	257	Wet	Painted		A
2	255	Bedroom	258	Wet	No Access	PET	A
2	256	Foyer	259	Wet	Painted		A
2	257	Breezeway	260	Dry	Painted		C
2	257	Breezeway	261	Dry	Painted		C
2	257	Hallway	262	Wet	Painted		A
2	258	Kitchen	263	Wet	Painted		A
2	258	Hallway	264	Wet	Painted		A
2	258	Laundry Room	265	Wet	Painted		A
2	258	Bedroom	266	Wet	Painted		A
2	259	Bedroom	267	Wet	Painted		A
2	260	Living Room	268	Wet	Painted		A
2	260	Bedroom	269	Wet	No Access	PET	A
2	260	Kitchen	270	Wet	Painted		A
2	261	Hallway	271	Wet	Painted		A
2	261	Restroom	272	Wet	Painted		A
2	261	Laundry Room	273	Wet	Painted		A
2	261	Breezeway	274	Dry	Painted		C
2	263	Foyer	275	Wet	Painted		A
2	263	Bedroom	276	Wet	Painted		A
2	263	Closet Bedroom	277	Wet	Painted		A
2	262	Dining Room	278	Wet	Painted		A
2	262	Hallway	279	Wet	Painted		A
2	262	Laundry Room	280	Wet	Painted		A
2	262	Restroom	281	Wet	Painted		A
2	264	Foyer	282	Wet	Painted		A
2	264	Bedroom	283	Wet	Painted		A
3	303	Restroom	284	Wet	Painted		A
3	303	Bedroom	285	Wet	Loaded/Dusted		B
3	304	Entire Unit	286	Wet	No Access	No Key	A
3	305	Bedroom	287	Wet	Painted		A
3	307	Hallway	288	Wet	Painted		B

3	308	Restroom	289	Wet	Painted		A
3	311	Bedroom	290	Wet	Loaded/Dusted		B
3	311	Laundry Room	291	Wet	Painted		B
3	312	Bedroom	292	Wet	Painted		A
3	312	Restroom	293	Wet	Painted		A
3	313	Entire Unit	294	Wet	No Access	No Key	A
3	314	Foyer	295	Wet	Painted		A
3	315	Entire Unit	296	Wet	No Access	No Key	A
3	316	Hallway	297	Wet	Painted		B
3	316	Laundry Room	298	Wet	Painted		B
3	317	Bedroom	299	Wet	Painted		A
3	318	Bedroom	300	Wet	Painted		B
3	320	Living Room	301	Wet	Painted		B
3	320	Laundry Room	302	Wet	Painted		A
3	320	Bedroom	303	Wet	No Access	PET	A
3	319	Living Room	304	Wet	Painted		A
3	319	Bedroom	305	Wet	Painted		A
3	319	Restroom	306	Wet	Painted		A
3	319	Laundry Room	307	Wet	Painted		A
3	319	Bedroom	308	Wet	Painted		A
3	319	Restroom	309	Wet	Painted		A
3	321	Dining Room	310	Wet	Painted		A
3	322	Laundry Room	311	Wet	Painted		A
3	324	Restroom	312	Wet	Painted		A
3	324	Hallway	313	Wet	Painted		A
3	324	Laundry Room	314	Wet	Painted		A
3	325	Entire Unit	315	Wet	No Access	No Key	A
3	327	Bedroom	316	Wet	Damaged Sprinkler		A
3	329	Dining Room	317	Wet	Painted		A
3	330	Entire Unit	318	Wet	No Access	KID	A
3	331	Entire Unit	319	Wet	No Access	No Key	A
3	332	Laundry Room	320	Wet	Painted		A
3	333	Living Room	321	Wet	Painted		A
3	333	Sunroom	322	Wet	Painted		A
3	333	Bedroom	323	Wet	Painted		A
3	333	Kitchen	324	Wet	Painted		A
3	333	Laundry Room	325	Wet	Painted		A
3	334	Bedroom	326	Wet	Painted		A
3	335	Living Room	327	Wet	Painted		A
3	336	Laundry Room	328	Wet	Painted		A
3	336	Bedroom	329	Wet	Painted		A
3	337	Bedroom	330	Wet	Painted		A
3	337	Restroom	331	Wet	Painted		A
3	338	Entire Unit	332	Wet	No Access	No Key	A
3	339	Closet Bedroom	333	Wet	Painted		A
3	340	Laundry Room	334	Wet	Painted		A
3	340	Bedroom	335	Wet	Painted		A
3	342	Entire Unit	336	Wet	No Access	Tenant Refusal	A
3	344	Living Room	337	Wet	Painted		A

3	345	Laundry Room	338	Wet	Painted		A
3	346	Dining Room	339	Wet	Painted		A
3	346	Hallway	340	Wet	Painted		A
3	346	Laundry Room	341	Wet	Painted		A
3	346	Bedroom	342	Wet	No Access	PET	A
3	347	Closet Bedroom	343	Wet	Painted		A
3	348	Closet Bedroom	344	Wet	Painted		A
3	350	Bedroom	345	Wet	Painted		A
3	351	Bedroom	346	Wet	Painted		A
3	351	Kitchen	347	Wet	Painted		A
3	352	Living Room	348	Wet	Painted		A
3	352	Hallway	349	Wet	Painted		A
3	352	Bedroom	350	Wet	No Access	SLEEP	A
3	353	Bedroom	351	Wet	Painted		A
3	353	Closet Bedroom	352	Wet	Painted		A
3	354	LAundry Room	353	Wet	Adjust Sprinkler		A
3	354	Restroom	354	Wet	Painted		A
3	356	Laundry Room	355	Wet	Painted		A
3	356	Restroom	356	Wet	Painted		A
3	355	Closet Bedroom	357	Wet	Painted		A
3	355	Laundry Room	358	Wet	Painted		A
3	357	Kitchen	359	Wet	Painted		A
3	357	Restroom	360	Wet	Painted		A
3	358	Entire Unit	361	Wet	No Access	No Key	A
3	359	Bedroom	362	Wet	Painted		A
3	360	Laundry Room	363	Wet	Painted		A
3	361	Kitchen	364	Wet	Painted		A
3	361	Restroom	365	Wet	Painted		A
3	363	Foyer	366	Wet	Painted		A
3	364	Bedroom	367	Wet	Painted		A
3	365	Kitchen	368	Wet	Covered		A
3	365	Laundry Room	369	Wet	Painted		A
3	365	Closet Bedroom	370	Wet	Painted		A
3	366	Foyer	371	Wet	Painted		A
3	366	Dining Room	372	Wet	Painted		A
3	366	Kitchen	373	Wet	Painted		A
3	366	Restroom	374	Wet	Painted		A
3	366	Closet Bedroom	375	Wet	Painted		A
3	367	Entire Unit	376	Wet	No Access	No Key	A
3	Parking	Riser lock up	377	Wet	painted		E
3	Parking	Riser lock up	378	Wet	painted		E
3	Parking	Riser lock up	379	Wet	painted		E
3	Parking	Riser lock up	380	Wet	painted		E
3	Parking	Riser lock up	381	Wet	painted		E
3	Parking	Riser lock up	382	Wet	painted		E
3	Parking	Riser lock up	383	Wet	painted		E
3	Parking	Riser lock up	384	Wet	painted		E
3	Parking	Riser lock up	385	Wet	painted		E
3	Parking	Riser lock up	386	Wet	painted		E

3	Parking	Riser lock up	387	Wet	painted		E
3	Parking	3 spots fom riser room going left toward	388	Wet	Painted		E
3	Parking	4 Colums from riser room headed toward	389	Wet	Orientation		E
3	Parking	4 Colums from riser room headed toward	390	Wet	Orientation		E
4	401	Entire Unit	391	Wet	No Access	No Key	A
4	402	Breezeway	392	Dry	Painted		C
4	402	LAundry Room	393	Wet	Painted		A
4	401	Breezeway	394	Dry	Painted		C
4	403	LAundry Room	395	Wet	Painted		A
4	403	Living Room	396	Wet	Needs Plate		A
4	403	Restroom	397	Wet	Painted		A
4	403	Closet Bedroom	398	Wet	Painted		A
4	403	Foyer	399	Wet	Painted		A
4	404	Hallway	400	Wet	Painted		A
4	404	Bedroom	401	Wet	Painted		A
4	404	Restroom	402	Wet	Painted		A
4	404	Breezeway	403	Dry	Painted		C
4	403	Breezeway	404	Wet	Painted		C
4	405	Entire Unit	405	Wet	No Access	Tenant Refusal	A
4	405	Hallway	406	Wet	Painted		A
4	406	Bedroom	407	Wet	Painted		A
4	406	Closet Bedroom	408	Wet	Painted		A
4	406	Restroom	409	Wet	Painted		A
4	407	Breezeway	410	Dry	Painted		D
4	407	Dining Room	411	Wet	Painted		F
4	407	Breezeway	412	Wet	Painted		F
4	407	Restroom	413	Wet	Painted		F
4	407	Closet Bedroom	414	Wet	Painted		F
4	407	Living Room	415	Wet	Painted		F
4	408	Kitchen	416	Wet	Painted		F
4	408	Laundry Room	417	Wet	Painted		F
4	408	Restroom	418	Wet	Painted		A
4	408	Breezeway	419	Dry	Painted		D
4	409	Breezeway	420	Dry	Painted		C
4	410	Breezeway	421	Dry	Painted		C
4	409	Restroom	422	Wet	Painted		B
4	409	Bedroom	423	Wet	Painted		A
4	410	Kitchen	424	Wet	Painted		A
4	410	LAundry Room	425	Wet	Painted		A
4	410	Bedroom	426	Wet	No Access	Tenant Refusal	A
4	411	Foyer	427	Wet	painted		A
4	411	Bedroom	428	Wet	painted		A
4	411	Hallway	429	Wet	painted		A
4	411	Restroom	430	Wet	painted		A
4	412	LAundry Room	431	Wet	painted		A
4	412	Hallway	432	Wet	painted		A
4	412	Closet Bedroom	433	Wet	painted		A
4	409	Breezeway	434	Dry	painted		C
4	413	Breezeway	435	Dry	painted		Ç

4	413	Breezeway	436	Dry	painted		C
4	413	Kitchen	437	Wet	painted		A
4	413	Bedroom	438	Wet	Painted		A
4	413	Restroom	439	Wet	Painted		A
4	413	Bedroom	440	Wet	Painted		A
4	416	Foyer	441	Wet	Painted		A
4	416	Closet Bedroom	442	Wet	Painted		A
4	416	Restroom	443	Wet	Painted		A
4	414	Breezeway	444	Dry	Painted		C
4	414	LAundry Room	445	Wet	Needs Plate		A
4	414	Restroom	446	Wet	Painted		A
4	415	Restroom	447	Wet	Painted		A
4	417	Breezeway	448	Dry	Painted		A
4	418	Breezeway	449	Dry	Painted		C
4	417	Restroom	450	Wet	Painted		A
4	418	Foyer	451	Wet	Painted		A
4	418	Dining Room	452	Wet	Painted		A
4	418	Hallway	453	Wet	Painted		A
4	418	Restroom	454	Wet	Painted		A
4	418	Closet Bedroom	455	Wet	Painted		A
4	419	Dining Room	456	Wet	Painted		A
4	419	Hallway	457	Wet	Painted		A
4	419	Restroom	458	Wet	Painted		A
4	419	Closet Bedroom	459	Wet	Painted		A
4	420	Entire Unit	460	Wet	No Access	No Key	A
4	421	Breezeway	461	Dry	Painted		D
4	421	Breezeway	462	Dry	Painted		D
4	421	Breezeway	463	Dry	Painted		D
4	421	Breezeway	464	Dry	Painted		D
4	421	Foyer	465	Wet	Painted		F
4	421	Bedroom	466	Wet	Painted		F
4	421	Living Room	467	Wet	Painted		F
4	421	Hallway	468	Wet	Painted		F
4	421	Restroom	469	Wet	Painted		F
4	421	Restroom	470	Wet	Painted		F
4	421	Closet Bedroom	471	Wet	Painted		F
4	422	Foyer	472	Wet	Painted		F
4	422	Dining Room	473	Wet	Painted		F
4	422	Bedroom	474	Wet	Painted		F
4	422	Closet Bedroom	475	Wet	Painted		F
4	422	Restroom	476	Wet	painted		F
4	422	Restroom	477	Wet	painted		F
4	422	Bedroom	478	Wet	painted		F
4	423	Restroom	479	Wet	painted		F
4	424	Entire Unit	480	Wet	No Access	PET	A
4	425	Dining Room	481	Wet	painted		A
4	425	Hallway	482	Wet	painted		A
4	425	Restroom	483	Wet	painted		A
4	427	Breezeway	484	Dry	painted		C

4	428	Breezeway	485	Dry	painted		C
4	426	Dining Room	486	Wet	painted		A
4	426	LAundry Room	487	Wet	painted		A
4	426	Kitchen	488	Wet	Painted		A
4	426	Hallway	489	Wet	Painted		A
4	426	Restroom	490	Wet	Painted		A
4	426	Bedroom	491	Wet	Painted		A
4	432	Breezeway	492	Dry	Painted		C
4	432	Breezeway	493	Dry	Painted		C
4	431	Breezeway	494	Dry	Painted		C
4	430	Hallway	495	Wet	Painted		A
4	430	Bedroom	496	Wet	Painted		A
4	430	Restroom	497	Wet	Painted		A
4	430	Closet Bedroom	498	Wet	Painted		A
4	431	Hallway	499	Wet	Painted		A
4	431	Bedroom	500	Wet	Painted		A
4	432	Entire Unit	501	Wet	No Access	No Key	A
4	433	Hallway	502	Wet	Painted		A
4	435	Breezeway	503	Dry	Painted		C
4	436	Breezeway	504	Dry	Painted		C
4	434	Hallway	505	Wet	Painted		A
4	434	Restroom	506	Wet	Painted		A
4	434	Closet Bedroom	507	Wet	Painted		A
4	436	Hallway	508	Wet	Painted		A
4	436	Bedroom	509	Wet	No Access	LOCKED	A
4	437	Breezeway	510	Dry	Painted		D
4	437	Breezeway	511	Dry	Painted		D
4	437	Breezeway	512	Dry	Painted		D
4	437	Bedroom	513	Wet	Painted		F
4	437	Restroom	514	Wet	Painted		F
4	437	LAundry Room	515	Wet	Painted		F
4	438	Foyer	516	Wet	Painted		F
4	438	Restroom	517	Wet	Painted		F
4	438	Closet Bedroom	518	Wet	Painted		F
4	439	Restroom	519	Wet	Painted		F
5	501	Bedroom	520	Wet	Painted		A
5	502	Living Room	521	Wet	Painted		F
5	503	Dining Room	522	Wet	Painted		F
5	503	Hallway	523	Wet	Painted		A
5	506	Bedroom	524	Wet	Painted		A
5	507	Hallway	525	Wet	Painted		A
5	507	LAundry Room	526	Wet	painted		A
5	508	Restroom	527	Wet	painted		A
5	508	LAundry Room	528	Wet	painted		A
5	511	Restroom	529	Wet	painted		A
5	511	LAundry Room	530	Wet	painted		A
5	511	Restroom	531	Wet	painted		A
5	512	Living Room	532	Wet	painted		A
5	512	Bedroom	533	Wet	painted		A

5	512	Restroom	534	Wet	painted		A
5	512	LAundry Room	535	Wet	painted		A
5	512	Bedroom	536	Wet	painted		A
5	514	Entire Unit	537	Wet	No Access	No Key	A
5	515	Hallway	538	Wet	Painted		A
5	517	Kitchen	539	Wet	Damaged Sprinkler		A
5	517	Bedroom	540	Wet	No Access	LOCKED	A
5	518	Entire Unit	541	Wet	No Access	Tenant Refusal	A
5	519	Bedroom	542	Wet	Painted		A
5	520	Bedroom	543	Wet	Painted		A
5	520	LAundry Room	544	Wet	Painted		A
5	522	Foyer	545	Wet	Painted		A
5	523	Entire Unit	546	Wet	No Access	KID	A
5	524	Foyer	547	Wet	Painted		A
5	524	Hallway	548	Wet	Painted		A
5	524	Bedroom	549	Wet	No Access	SLEEP	A
5	524	Bedroom	550	Wet	No Access	SLEEP	A
5	525	Entire Unit	551	Wet	No Access	PET	A
5	526	Foyer	552	Wet	Painted		A
5	526	Bedroom	553	Wet	Painted		A
5	526	Hallway	554	Wet	Painted		A
5	526	Bedroom	555	Wet	Painted		A
5	526	Closet Bedroom	556	Wet	Painted		A
5	526	LAundry Room	557	Wet	No Access		A
5	527	Foyer	558	Wet	Painted		A
5	527	Bedroom	559	Wet	Painted		A
5	527	Closet Bedroom	560	Wet	Painted		A
5	527	LAundry Room	561	Wet	Painted		A
5	528	Hallway	562	Wet	Painted		A
5	529	Kitchen	563	Wet	Painted		A
5	529	Hallway	564	Wet	Painted		A
5	530	Hallway	565	Wet	Painted		A
5	530	Closet Bedroom	566	Wet	Painted		A
5	531	Hallway	567	Wet	Painted		B
5	531	Closet Bedroom	568	Wet	Painted		A
5	532	Foyer	569	Wet	Painted		A
5	532	Living Room	570	Wet	Painted		A
5	532	Closet Bedroom	571	Wet	Painted		A
5	532	Kitchen	572	Wet	Painted		A
5	532	LAundry Room	573	Wet	Painted		A
5	533	Dining Room	574	Wet	Painted		A
5	533	Hallway	575	Wet	Painted		A
5	533	Restroom	576	Wet	painted		A
5	533	LAundry Room	577	Wet	painted		A
5	535	Bedroom	578	Wet	painted		A
5	535	Foyer	579	Wet	painted		A
5	536	LAundry Room	580	Wet	painted		A
5	537	Entire Unit	581	Wet	painted		A
5	540	Foyer	582	Wet	painted		A

5	540	Living Room	583	Wet	painted		A
5	540	Bedroom	584	Wet	painted		A
5	540	Kitchen	585	Wet	painted		A
5	541	Office	586	Wet	Painted		A
5	541	Dining Room	587	Wet	Damaged Sprinkler		A
5	543	Foyer	588	Wet	Painted		A
5	543	Living Room	589	Wet	Painted		A
5	542	Hallway	590	Wet	Painted		A
5	544	Foyer	591	Wet	Painted		A
5	546	Restroom	592	Wet	Painted		A
5	546	Hallway	593	Wet	Painted		A
5	546	LAundry Room	594	Wet	Painted		A
5	547	Foyer	595	Wet	Painted		A
5	547	Kitchen	596	Wet	Painted		A
5	547	Closet Bedroom	597	Wet	Painted		A
5	548	Foyer	598	Wet	Painted		A
5	545	Entire Unit	599	Wet	No Access	No Key	A
6	601	Entire Unit	600	Wet	No Access	No Key	A
6	602	Foyer	601	Wet	Painted		A
6	603	Entire Unit	602	Wet	No Access	PET	A
6	604	LAundry Room	603	Wet	Painted		A
6	607	LAundry Room	604	Wet	Painted		A
6	607	Bedroom	605	Wet	Painted		A
6	608	LAundry Room	606	Wet	Painted		A
6	608	Closet Bedroom	607	Wet	Painted		A
6	608	Bedroom	608	Wet	Painted		A
6	609	Foyer	609	Wet	Painted		A
6	609	Kitchen	610	Wet	Painted		A
6	610	Foyer	611	Wet	Painted		A
6	610	Living Room	612	Wet	Painted		A
6	610	Living Room	613	Wet	Painted		A
6	610	Bedroom	614	Wet	Painted		A
6	610	Kitchen	615	Wet	Painted		A
6	611	Dining Room	616	Wet	Painted		A
6	611	Office	617	Wet	Painted		A
6	611	LAundry Room	618	Wet	Painted		A
6	612	Hallway	619	Wet	Painted		A
6	612	Restroom	620	Wet	Painted		A
6	612	LAundry Room	621	Wet	Painted		A
6	613	Bedroom	622	Wet	Painted		A
6	614	Foyer	623	Wet	Painted		A
6	614	LAundry Room	624	Wet	Painted		A
6	615	Hallway	625	Wet	Painted		A
6	615	LAundry Room	626	Wet	painted		A
6	616	Entire Unit	627	Wet	No Access	No Key	A
6	617	Living Room	628	Wet	painted		A
6	617	Closet Bedroom	629	Wet	painted		A
6	618	Foyer	630	Wet	painted		A
6	618	Living Room	631	Wet	painted		A

6	618	Bedroom	632	Wet	painted		A
6	618	Closet Bedroom	633	Wet	painted		A
6	619	Kitchen	634	Wet	painted		A
6	619	Bedroom	635	Wet	painted		A
6	619	Bedroom	636	Wet	Painted		A
6	619	Bedroom	637	Wet	No Access	PET	A
6	619	LAundry Room	638	Wet	No Access	PET	A
6	620	Hallway	639	Wet	Painted		A
6	620	Bedroom	640	Wet	Painted		A
6	620	Closet Bedroom	641	Wet	Painted		A
6	621	Foyer	642	Wet	Painted		A
6	621	Living Room	643	Wet	Painted		A
6	621	Bedroom	644	Wet	Painted		A
6	621	Hallway	645	Wet	Painted		A
6	621	Closet Bedroom	646	Wet	Painted		A
6	622	Foyer	647	Wet	Painted		A
6	622	Bedroom	648	Wet	Painted		A
6	622	Bedroom	649	Wet	Painted		A
6	622	Closet Bedroom	650	Wet	Painted		A
6	622	LAundry Room	651	Wet	Painted		A
6	623	LAundry Room	652	Wet	Painted		A
6	623	Hallway	653	Wet	Painted		A
6	623	Bedroom	654	Wet	Painted		A
6	624	Bedroom	655	Wet	Painted		A
6	625	Foyer	656	Wet	Painted		A
6	625	Bedroom	657	Wet	Painted		A
6	625	Kitchen	658	Wet	Painted		A
6	625	LAundry Room	659	Wet	Painted		A
6	625	Closet Bedroom	660	Wet	Painted		A
6	625	Bedroom	661	Wet	No Access	Tenant Refusal	A
6	626	Bedroom	662	Wet	Painted		A
6	626	Closet Bedroom	663	Wet	Painted		A
6	626	Hallway	664	Wet	Painted		A
6	627	Living Room	665	Wet	Painted		A
6	627	Closet Bedroom	666	Wet	Painted		A
6	627	Hallway	667	Wet	Painted		A
6	628	Foyer	668	Wet	Painted		A
6	628	Hallway	669	Wet	Painted		A
6	628	Closet Bedroom	670	Wet	Painted		A
6	628	LAundry Room	671	Wet	Painted		A
6	629	Foyer	672	Wet	Painted		A
6	629	Closet Bedroom	673	Wet	Painted		A
6	629	Hallway	674	Wet	Painted		B
6	629	Closet Bedroom	675	Wet	Painted		A
6	630	Foyer	676	Wet	painted		A
6	630	Bedroom	677	Wet	painted		A
6	630	Hallway	678	Wet	painted		A
6	630	Bedroom	679	Wet	painted		A
6	630	LAundry Room	680	Wet	painted		A

6	631	Foyer	681	Wet	painted		A
6	631	Closet Bedroom	682	Wet	painted		A
6	631	LAundry Room	683	Wet	painted		A
6	632	Entire Unit	684	Wet	No Access	PET	A
6	633	Living Room	685	Wet	painted		A
6	634	Living Room	686	Wet	Painted		A
6	634	Bedroom	687	Wet	Painted		A
6	634	Hallway	688	Wet	Painted		A
6	634	Closet Bedroom	689	Wet	Painted		A
6	635	Bedroom	690	Wet	Painted		A
6	635	Kitchen	691	Wet	Painted		A
6	636	Foyer	692	Wet	Painted		A
6	636	Living Room	693	Wet	Painted		A
6	636	Kitchen	694	Wet	Painted		A
6	636	Bedroom	695	Wet	Loaded/Dusted		A
6	637	Hallway	696	Wet	Painted		A
6	637	LAundry Room	697	Wet	Painted		A
6	638	Office	698	Wet	Painted		A
6	638	Hallway	699	Wet	Painted		A
6	638	LAundry Room	700	Wet	Painted		A
6	639	Foyer	701	Wet	Painted		A
6	639	Living Room	702	Wet	Painted		A
6	640	Foyer	703	Wet	Painted		A
6	640	Bedroom	704	Wet	Painted		A
6	640	Closet Bedroom	705	Wet	Painted		A
6	641	Entire Unit	706	Wet	No Access	No Key	A
6	644	Entire Unit	707	Wet	No Access	No Key	A
6	648	Foyer	708	Wet	Painted		A
6	645	Kitchen	709	Wet	Painted		A
6	645	LAundry Room	710	Wet	Painted		A
6	645	Closet Bedroom	711	Wet	Painted		A
6	646	Hallway	712	Wet	Painted		A
6	646	LAundry Room	713	Wet	Painted		A
6	647	Foyer	714	Wet	Painted		A
7	701	Living Room	715	Wet	Painted		A
7	701	Dining Room	716	Wet	Painted		A
7	701	Bedroom	717	Wet	Painted		A
7	701	Hallway	718	Wet	Painted		A
7	701	Restroom	719	Wet	Painted		A
7	701	LAundry Room	720	Wet	Painted		A
7	701	Bedroom	721	Wet	Painted		A
7	701	Closet Bedroom	722	Wet	Painted		A
7	702	Entire Unit	723	Wet	No Access	No Key	A
7	703	Entire Unit	724	Wet	No Access	No Key	A
7	704	Entire Unit	725	Wet	No Access	No Key	A
7	705	Entire Unit	726	Wet	No Access	No Key	A
7	706	LAundry Room	727	Wet	painted		A
7	707	LAundry Room	728	Wet	painted		A
7	707	Restroom	729	Wet	painted		A

7	708	Entire Unit	730	Wet	No Access	No Key	A
7	709	Hallway	731	Wet	painted		A
7	709	Living Room	732	Wet	painted		A
7	709	Bedroom	733	Wet	painted		A
7	709	Restroom	734	Wet	painted		A
7	709	Bedroom	735	Wet	painted		A
7	709	LAundry Room	736	Wet	painted		A
7	709	Closet Bedroom	737	Wet	painted		A
7	710	Entire Unit	738	Wet	No Access	No Key	A
7	711	LAundry Room	739	Wet	Painted		A
7	711	Closet Bedroom	740	Wet	Painted		A
7	712	Entire Unit	741	Wet	No Access	No Key	A
7	713	LAundry Room	742	Wet	Painted		A
7	714	Hallway	743	Wet	Painted		A
7	714	LAundry Room	744	Wet	Painted		A
7	714	Bedroom	745	Wet	No Access	PET	A
7	715	Dining Room	746	Wet	Painted		A
7	715	Living Room	747	Wet	Painted		A
7	715	Hallway	748	Wet	Painted		A
7	715	Kitchen	749	Wet	Painted		A
7	715	LAundry Room	750	Wet	Painted		A
7	716	Dining Room	751	Wet	Painted		A
7	716	Living Room	752	Wet	Painted		A
7	716	Hallway	753	Wet	Painted		A
7	716	Restroom	754	Wet	Painted		A
7	716	LAundry Room	755	Wet	Painted		A
7	717	Living Room	756	Wet	Painted		A
7	717	Sunroom	757	Wet	Painted		A
7	718	Living Room	758	Wet	Painted		A
7	718	LAundry Room	759	Wet	Painted		A
7	718	Restroom	760	Wet	Painted		A
7	720	Bedroom	761	Wet	Painted		A
7	720	Restroom	762	Wet	Painted		A
7	721	LAundry Room	763	Wet	Painted		A
7	724	Living Room	764	Wet	Damaged Sprinkler	Something hanging on sprinker	A
7	724	Closet Bedroom	765	Wet	Painted		A
7	724	Bedroom	766	Wet	Damaged Sprinkler	Something hanging on sprinker	A
7	724	LAundry Room	767	Wet	Painted		A
7	725	Entire Unit	768	Wet	No Access	No Key	A
7	726	LAundry Room	769	Wet	Covered		A
7	726	Restroom	770	Wet	Painted		A
7	726	Sunroom	771	Wet	Painted		B
7	727	Restroom	772	Wet	Painted		A
7	727	Kitchen	773	Wet	painted		A
7	728	Restroom	774	Wet	painted		A
7	728	Kitchen	775	Wet	painted		A
7	728	LAundry Room	776	Wet	painted		A
7	729	Kitchen	777	Wet	painted		A
7	729	LAundry Room	778	Wet	painted		A

7	729	Restroom	779	Wet	painted		A
7	731	LAundry Room	780	Wet	painted		A
7	731	Bedroom	781	Wet	painted		A
7	733	Foyer	782	Wet	painted		A
7	733	LAundry Room	783	Wet	painted		A
7	733	Bedroom	784	Wet	painted		A
7	733	Hallway	785	Wet	painted		A
7	734	Hallway	786	Wet	painted		A
7	734	Closet Bedroom	787	Wet	painted		A
7	734	LAundry Room	788	Wet	painted		A
7	735	Dining Room	789	Wet	painted		A
7	735	Hallway	790	Wet	painted		A
7	735	Restroom	791	Wet	painted		A
7	735	LAundry Room	792	Wet	painted		A
7	737	Hallway	793	Wet	painted		A
7	737	Closet Bedroom	794	Wet	painted		A
7	737	Bedroom	795	Wet	No Access	Tenant Refusal	A
7	738	Entire Unit	796	Wet	No Access	PET	A
7	739	Dining Room	797	Wet	painted		A
7	739	Bedroom	798	Wet	painted	PET	A
7	739	Closet Bedroom	799	Wet	painted		A
7	740	LAundry Room	800	Wet	painted		A
7	740	Bedroom	801	Wet	painted		A
7	740	Closet Bedroom	802	Wet	painted		A
7	740	Hallway	803	Wet	painted		A
7	740	Closet Bedroom	804	Wet	painted		A
8	802	Bedroom	805	Wet	painted		A
8	803	Breezeway	806	Dry	Painted		C
8	803	Entire Unit	807	Wet	No Access	No Key	A
8	804	Bedroom	808	Wet	painted		A
8	804	Living Room	809	Wet	painted		A
8	807	Breezeway	810	Dry	painted		C
8	808	Breezeway	811	Dry	painted		C
8	807	LAundry Room	812	Wet	painted		A
8	807	Hallway	813	Wet	painted		A
8	807	Bedroom	814	Wet	painted		A
8	808	Dining Room	815	Wet	painted		A
8	808	Bedroom	816	Wet	No Access	LOCKED	A
8	808	Bedroom	817	Wet	No Access	LOCKED	A
8	809	Entire Unit	818	Wet	No Access		A
8	811	Breezeway	819	Dry	painted		C
8	811	Breezeway	820	Dry	painted		C
8	812	Breezeway	821	Dry	painted		C
8	812	Breezeway	822	Dry	painted		C
8	812	Dining Room	823	Wet	painted		A
8	812	Hallway	824	Wet	painted		A
8	812	Bedroom	825	Wet	painted		A
8	814	Breezeway	826	Dry	painted		D
8	814	Breezeway	827	Dry	painted		D

8	814	Breezeway	828	Dry	painted		D
8	814	Breezeway	829	Dry	painted		D
8	815	Entire Unit	830	Wet	No Access	PET	A
8	816	Living Room	831	Wet	painted		F
8	816	Restroom	832	Wet	painted		F
8	817	Breezeway	833	Dry	painted		C
8	817	Living Room	834	Wet	painted		A
8	817	Bedroom	835	Wet	Adjust Sprinkler		B
8	817	Bedroom	836	Wet	Needs Plate		B
8	818	LAundry Room	837	Wet	painted		A
8	818	Bedroom	838	Wet	painted		A
8	819	Foyer	839	Wet	painted		A
8	819	Living Room	840	Wet	painted		A
8	820	Entire Unit	841	Wet	No Access	Tenant Refusal	A
8	821	Breezeway	842	Dry	painted		C
8	821	Bedroom	843	Wet	painted		A
8	821	Restroom	844	Wet	painted		A
8	821	Dining Room	845	Wet	painted		A
8	823	Kitchen	846	Wet	painted		A
8	824	Closet Bedroom	847	Wet	No Access	PET	A
8	825	Breezeway	848	Dry	painted		C
8	825	Breezeway	849	Dry	painted		C
8	825	Breezeway	850	Dry	painted		C
8	826	Breezeway	851	Dry	painted		C
8	825	Entire Unit	852	Wet	No Access	PET	A
8	827	Entire Unit	853	Wet	No Access	PET	A
8	829	Bedroom	854	Wet	painted		F
8	829	Breezeway	855	Dry	painted		D
8	829	Breezeway	856	Dry	painted		D
8	829	Breezeway	857	Dry	painted		D
8	829	Breezeway	858	Dry	painted		D
8	830	Bedroom	859	Wet	painted		F
8	830	Living Room	860	Wet	painted		F
8	830	Kitchen	861	Wet	painted		F
8	830	LAundry Room	862	Wet	painted		F
8	830	Bedroom	863	Wet	painted		F
8	830	Restroom	864	Wet	painted		F
8	830	Restroom	865	Wet	painted		F
8	831	Entire Unit	866	Wet	No Access	No Key	A
8	832	Entire Unit	867	Wet	No Access	No Key	A
9	902	Bedroom	868	Wet	painted		B
9	902	Sunroom	869	Wet	painted		A
9	902	Living Room	870	Wet	Damaged Sprinkler		A
9	903	Entire Unit	871	Wet	No Access	No Key	A
9	904	LAundry Room	872	Wet	painted		A
9	906	Entire Unit	873	Wet	No Access	No Key	A
9	909	Entire Unit	874	Wet	No Access	No Key	A
9	910	Entire Unit	875	Wet	No Access	Tenant Refusal	A
9	913	LAundry Room	876	Wet	painted		A

9	915	Entire Unit	877	Wet	No Access	No Key	A
9	918	Closet Bedroom	878	Wet	painted		B
9	921	Entire Unit	879	Wet	No Access	Tenant Refusal	A
9	922	Entire Unit	880	Wet	No Access	Tenant Refusal	A
9	925	Bedroom	881	Wet	painted		B
9	926	Kitchen	882	Wet	painted	PET	A
9	926	Hallway	883	Wet	painted		A
9	926	Bedroom	884	Wet	No Access	PET	A
9	927	Hallway	885	Wet	painted		B
9	931	Closet Bedroom	886	Wet	painted		B
9	931	LAundry Room	887	Wet	painted		B
9	932	Closet Bedroom	888	Wet	painted		B
9	934	LAundry Room	889	Wet	painted		A
9	937	Entire Unit	890	Wet	No Access	No Key	A
9	942	Entire Unit	891	Wet	No Access	No Key	A
9	946	Hallway	892	Wet	painted		A
9	946	LAundry Room	893	Wet	painted		A
9	946	Bedroom	894	Wet	painted		A
9	947	Kitchen	895	Wet	painted		B
9	947	Closet Bedroom	896	Wet	painted		B
9	948	Closet Bedroom	897	Wet	painted		B
9	948	Bedroom	898	Wet	painted		B
9	954	LAundry Room	899	Wet	painted		A
9	954	Closet Bedroom	900	Wet	painted		A
9	955	Foyer	901	Wet	painted		A
9	956	Entire Unit	902	Wet	No Access	No Key	A
9	958	Entire Unit	903	Wet	No Access	No Key	A

Report of Inspection / Test

Sprinkler Deficiency Report

July 10, 2016

2450 Meadowbrook Pkwy
Duluth GA, 30096
Office: 770-506-2388

Inspection Site	**Customer**
Nevadan Apartments	***The Nevadan Apartments***
5501 Glenridge Drive NE	5501 Glenridge Drive NE
Atlanta GA 30342	Atlanta GA 30342
Contact Phone	(404) 255-4821

Conducted by: Kevin Harvey
Inspection reference: ABS167492G

Sprinkler System Deficiency Summary

The following items were found to be deficient and do not meet the requirements of applicable code at the time of inspection. Items marked as recommendations are not required by the applicable code but are opportunities to improve the Life Safety of the property.

Test	*Notes*	*Price*
Cubby hole - Control Valve - Signs - Fail	Buildings 1,2,3,4,5,6,7,8,9 missing	
Cubby hole - Control Valve - Tamper - Fail - Electric Tamper - Cubby hole - Control Valve - Signs - Fail	All wet systems are not secure, tampers and locks need to be installed Buildings 1,2,3,4,5,6,7,8,9 missing	
Cubby hole - Control Valve - Tamper - Fail - Electric Tamper - Cubby hole - Control Valve - Signs - Fail	All wet systems are not secure, tampers and locks need to be installed Buildings 1,2,3,4,5,6,7,8,9 missing	
Cubby hole - Control Valve - Tamper - Fail - Electric Tamper - Cubby hole - Control Valve - Signs - Fail	All wet systems are not secure, tampers and locks need to be installed Buildings 1,2,3,4,5,6,7,8,9 missing	
Cubby hole - Control Valve - Tamper - Fail - Electric Tamper - Cubby hole - Control Valve - Signs - Fail	All wet systems are not secure, tampers and locks need to be installed Buildings 1,2,3,4,5,6,7,8,9 missing	
Cubby hole - Control Valve - Tamper - Fail - Electric Tamper -	All wet systems are not secure, tampers and locks need to be installed All wet systems are not secure, tampers and locks need to be installed	
Cubby hole - Control Valve - Tamper - Fail - Electric Tamper - Cubby hole - Control Valve - Signs - Fail	Buildings 1,2,3,4,5,6,7,8,9 missing All wet systems are not secure, tampers and locks need to be installed	
Cubby hole - Control Valve - Tamper - Fail - Electric Tamper - Cubby hole - Control Valve - Signs - Fail	Buildings 1,2,3,4,5,6,7,8,9 missing All wet systems are not secure, tampers and locks need to be installed	
Cubby hole - Control Valve - Tamper - Fail - Electric Tamper - Cubby hole3 - Control Valve - Signs - Fail	Buildings 1,2,3,4,5,6,7,8,9 missing All wet systems are not secure, tampers and locks need to be installed	
Cubby hole3 - Control Valve - Tamper - Fail - Electric Tamper - Cubby hole3 - Control Valve - Signs - Fail	Buildings 1,2,3,4,5,6,7,8,9 missing All wet systems are not secure, tampers and locks need to be installed	
Cubby hole3 - Control Valve - Tamper - Fail - Electric Tamper -	Building 9 has a dry system down	
General Questions: Wet System - Has the system remained in service without modification since the last inspection? - No		
General Questions: Wet System - Was the system free of actuation of devices or alarms since the last inspection? - No	General Questions: Wet System - Has an internal inspection been performed within the past 5 years? - No

General Questions: Wet System - Hydraulic nameplate, if provided, securely attached to the riser and legible? - No	Not on site
General Questions: Wet System - Visible and accessible? - No	Maintenance shop has a lot of material stacked around system
General Questions: Wet System - Couplings and swivels not damaged and rotate smoothly? - No	Building 4 and 9 have seized FDC
General Questions: Wet System - Free from external corrosion? - No	See walk sheet
General Questions: Wet System - Free from external loads? - No	Building 3 has several electrical flex conduit straped to the pipe. Also someone has chained jet skis to a low hanging main
General Questions: Wet System - Was an obstruction investigation conducted and the system flushed? - No	Due on all dry systems and valves
General Questions: Wet System - Free of mechanical damage and not leaking? - No	See walk sheet
General Questions: Wet System - Visible pipe hangers and seismic braces not damaged or loose? - No	See walk sheet
General Questions: Wet System - Spare Sprinkler box installed with Spare heads and Spare head wrench? - No	Not on site
General Questions: Wet System - Free from corrosion? - No	See walk sheet
General Questions: Wet System - Free of foreign materials including paint? - No	See walk sheet
General Questions: Wet System - Fire Sprinkler in proper orientation? - No	See walk sheet
General Questions: Wet System - Proper number and type of spare sprinklers? - No	Not on site
General Questions: Wet System - Free of physical damage? - No	See walk sheet
General Questions: Wet System - Dry Type sprinklers in service for less than 10 years? If (NO) test sample required now and every 10 years - No	Heads in breezways look like original heads but most are painted. Please have a tech make sure these are dry.
General Questions: Wet System - Are gauges less than 5 years old? - No	All gauges need to be replaced, 1 per system on wet
Parking area lock up - Control Valve - Signs - Fail	Missing
Parking area lock up - Control Valve - Tamper - Fail - Electric Tamper -	Non-report
Parking area lock up - Control Valve - Tamper - Fail - Electric Tamper -	Non-report
Parking area lock up - Control Valve - Tamper - Fail - Electric Tamper -	Non-report
Parking area lock up - Control Valve - Tamper - Fail - Electric Tamper -	Non-report
Parking area lock up - Control Valve - Tamper - Fail - Electric Tamper -	Non-report
Parking area lock up - Control Valve - Signs - Fail	Missing

Deficiencies Price (Does not include items quoted at T&M):

Customer Approval	Date	Century Fire Protection Agent Approval	Date

I acknowledge and agree: full payment for work performed in due 30 days following completion of work. If full payment is not received by date due, then (i) interest shall accrue at the rate of 18% per annum beginning on the date the work was completed; (ii) CFP will proceed with all available legal remedies to collect the ammount owed, including without limitation, the filing of mechanics liens; and (iii) I will pay all cost of enforced collection incurred by CFP, including, without limitation, CFP's attorneys fees, not to esceed however limitations imposed by applicable law.

Report of Inspection / Test

Dry Pipe Fire Sprinkler System Inspection ***Annual***

July 10, 2016

Century Fire Protection
Inspection & Service Division

2450 Meadowbrook Pkwy
Duluth GA, 30096
Office: 770-506-2388

Inspection Site	**Customer**	
Nevadan Apartments	*The Nevadan Apartments*	
5501 Glenridge Drive NE	5501 Glenridge Drive NE	
		Conducted by: Kevin Harvey
Atlanta GA 30342	Atlanta GA 30342	Inspection reference: ABS167492G
Contact Phone	(404) 255-4821	

Signatures

Inspector / License	Inspector - Signature	Date: 7/10/16	I state the information on this form is correct at the time and place of my inspection, and that all equipment tested at this time was left in operational condition upon completion of this inspection except as noted.
Kevin Harvey IL:000754		Time:	

Dry Pipe Sprinkler System Inspections

Gauges on dry pipe system in good condition and showing normal water supply pressure	Yes	Alarm devices free from physical damage?	Yes
Hydraulic nameplate, if provided, securely attached to the riser and legible?	No	Valve supervisory switches indicate movement?	Yes

Fire Department Connection

Visible and accessible?	Yes	Couplings and swivels not damaged and rotate smoothly?	No
Plugs and caps in place?	Yes	Gaskets in place and in good condition?	Yes
Identification Sign(s) in place?	Yes	Check Valve is not leaking?	Yes
Automatic drain valve in place and operating properly?	Yes	Interior free of obstruction if caps are not in place?	Yes
Valve clapper operational over its full range.	Yes		

Pipe

Free from external corrosion? Free	Yes	Free of mechanical damage and not leaking?	Yes
from external loads?	Yes	Visible pipe hangers and seismic braces not damaged or loose?	Yes
Was an obstruction investigation conducted and the system flushed?	N/A		

Sprinklers

Sprinkler wrench with spare sprinklers?	No	Proper number and type of spare sprinklers? Free	No
Free from corrosion	No	of obstruction to spray pattern?	Yes
Free of foreign materials including paint?	No	Free of physical damage?	Yes
Are all sprinklers in service dated 1920 or later?	Yes	Fast response sprinklers in service for less than 20 years? If (NO) test sample now and every 10 years.	Yes
Are standard sprinklers less than 50 years old? If (NO) test sample required now and every 10 years	Yes	Dry Type sprinklers in service for less than 10 years? If (NO) test sample required now and every 10 years	Yes

Gauges

Are gauges less than 5 years old?	No

Dry Valve

Enclosure around dry-pipe, preaction or deluge valves maintaining a minimum of 40 F?	Yes	Interior of dry pipe, preaction and deluge valves passed internal inspection (required every 5th year)	No
Free from physical damage	Yes	No Leakege from intermediate chamber?	Yes
Trim valves in appropiate (open or closed) position?	Yes	Low air pressure signal passed test?	Yes
Are quick opening devices operational?	Yes	Automatic air maintenance devices on dry pipe and preaction systems Yes passed?	
Dry pipe system being maintained in dry condition?	Yes

Report of Inspection / Test
Fire Sprinkler Inspection

July 10, 2016
Inspection Reference # ABS167492G

Century Fire Protection
Inspection & Service Division

Nevadan Apartments
5501 Glenridge Drive NE
Atlanta GA 30342

Dry Pipe Valves

		System No 1	System No 2	System No 3	System No 4
System Location		**Parking bldg 300**	**Parking 400**	**Parking 500**	**Parking 900**
Valve Serial Number		330504	7627	959A	28732
Manufacturer (Name)		Viking	Viking	Viking	Viking
Valve Model		F-1	F-1	E-2	F-1
Valve Size (in inches)		4"	4"	4"	4"
Manufactured Date		1990	1990	1990	1990
Controlling Sprinklers	Location	Parking	Attic	Parking	Parking
	Approximate #	75	75	75	75
Date Last Trip Tested?		N\A	N\A	N\A	N\A
Pressure Before Test	Air (in psi.)	N\A	N\A	N\A	N\A
	Water (in psi.)	75	75	75	75
Size and Location of Test Valve					Trim 1/2"
Valve tripped at	Air Pressure	N\A	N\A	N\A	22
	Water Pressure	N\A	N\A	N\A	75
	Time	N\A	N\A	N\A	45sec
If system flooded, list time water reached test opening		N\A	N\A	N\A	ok
Valve Condition	Interior of Body	N\A	N\A	N\A	ok
	Moving Parts	N\A	N\A	N\A	ok
	Rubber Facing	N\A	N\A	N\A	ok
	Seats	N\A	N\A	N\A	ok
	Reset?	N\A	N\A	N\A	ok
Did alarms operate at trip test?		Yes	Yes	Yes	ok
All known drum drips drained?		Yes	Yes	Yes	ok
Water control valve left open and sealed?		Yes	Yes	Yes	ok
Alarm control valve left open?		Yes	Yes	Yes	ok

Quick Opening Devices

Device Serial Number				
Manufacturer (Name)				
Type and Model				
Air Pressure In Upper Chamber				
Quick Opening Device Tripped At				
Quick Opening Device Left In Service and Control Open and Sealed?				

Drum Drip Locations

Drum Drips	**Parking**	**Cubby hole breezway**	**Parking**	

Remarks

Five year is due

Bldg 3 and 6 non-working compressor

Report of Inspection / Test
Fire Sprinkler Inspection

July 10, 2016
Inspection Reference # ABS167492G

Nevadan Apartments
5501 Glenridge Drive NE
Atlanta GA 30342

Dry Pipe Valves

		System No	System No	System No	System No
		5	**6**	**7**	**8**
System Location		**Parking bldg 800**			
Valve Serial Number		N\A			
Manufacturer (Name)		Reliable			
Valve Model		D			
Valve Size (in inches)		4"			
Manufactured Date		2013			
Controlling Sprinklers	Location	Attic			
	Approximate #	75			
Date Last Trip Tested?		N\A			
Pressure Before Test	Air (in psi.)	N\A			
	Water (in psi.)	0psi			
Size and Location of Test Valve					
Valve tripped at	Air Pressure	N\A			
	Water Pressure	N\A			
	Time	N\A			
If system flooded, list time water reached test opening		N\A			
Valve Condition	Interior of Body	N\A			
	Moving Parts	N\A			
	Rubber Facing	N\A			
	Seats	N\A			
	Reset?	N\A			
Did alarms operate at trip test?		Yes			
All known drum drips drained?		Yes			
Water control valve left open and sealed?		Yes			
Alarm control valve left open?		Yes			

Quick Opening Devices

Device Serial Number				
Manufacturer (Name)				
Type and Model				
Air Pressure In Upper Chamber				
Quick Opening Device Tripped At				
Quick Opening Device Left In Service and Control Open and Sealed?				

Drum Drip Locations

Drum Drips	**Parking**	**Cubby hole breezway**	**PARKING**	

Remarks

Five year is due

Bldg 3 and 6 non-working compressor

Control Valve Inspection & Flow Test Summary — *Nevadan Apartments*

Location: Paking deck building 300 — System Density: \A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Butterfly	4"	Yes		Yes	Yes	Yes	Yes	Yes	Yes

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After	Results comparable to prior year?	Tag Color
	Bdg 300 Parking	Maindrain	2"	85	40	70	Yes	yellow

Location: Parking 400 — System Density: N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Butterfly	4"	Yes		Yes	Yes	Yes	Yes	Yes	Yes

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After	Results comparable to prior year?	Tag Color
	Parking 400	Maindrain	2"	90	70	85	Yes	yellow

Location: Parking 600 — System Density: N\A

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Butterfly	4"	Yes		Yes	Yes	Yes	Yes	**NO**	**NO**

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After	Results comparable to prior year?	Tag Color
	bldg 600	Maindrain	2"	90	70	85	Yes	yellow

Location: Parking 900 — System Density:

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Butterfly	4"	Yes		Yes	Yes	Yes	Yes	Yes	Yes

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After	Results comparable to prior year?	Tag Color
	Parking 900	Maindrain	2"	90	65	80	Yes	yellow

Location: Parking 700 — System Density:

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm
	Butterfly	4"	Yes		Yes	Yes	Yes	Yes	Yes	Yes

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After	Results comparable to prior year?	Tag Color
	Attic	Maindrain	2"	N\A	N\A	N\A	Yes	**Red**

Location: — System Density:

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After	Results comparable to prior year?	Tag Color

Location: — System Density:

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After	Results comparable to prior year?	Tag Color

Location: — System Density:

Control Valve	Valve Type	Size	Secured	Valve Seal #	Open	Accessible	Signs	Excs	Tamper	Alarm

Flow Test	System ID	Connection Flowed	Outlet Size	Static PSI	Residual PSI	Static PSI After	Results comparable to prior year?	Tag Color

Report of Inspection / Test

Sprinkler Deficiency Report

July 10, 2016

2450 Meadowbrook Pkwy
Duluth GA, 30096
Office: 770-506-2388

Inspection Site	**Customer**
Nevadan Apartments	***The Nevadan Apartments***
5501 Glenridge Drive NE	5501 Glenridge Drive NE
Atlanta GA 30342	Atlanta GA 30342
Contact Phone	4042554821

Conducted by: Kevin Harvey
Inspection reference: ABS167492G

Dry Pipe Sprinkler System Deficiency Summary

The following items were found to be deficient and do not meet the requirements of applicable code at the time of inspection. Items marked as recommendations are not required by the applicable code but are opportunities to improve the Life Safety of the property.

Deficiencies		***Description & Necessary Action***	***Price***
Hydraulic nameplate, if provided, securely attached to the riser and legible?	No	Not on site	
Couplings and swivels not damaged and rotate smoothly?	No	Bldg 900	
Sprinkler wrench with spare sprinklers?	No	Not on site	
Free from corrosion?	No	See walk sheet	
Free of foreign materials including paint?	No	See walk sheet	
Proper number and type of spare sprinklers?	No	Not on site	
Are gauges less than 5 years old?	No	4 wet gauges and 4 air gauges needed	
Interior of dry pipe, preaction and deluge valves passed internal inspection (required every 5th year)	No	Over due	

Deficiencies Price (Does not include items quoted at T&M): $ -

Customer Approval	Date	Century Fire Protection Agent Approval	Date

I acknowledge and agree: full payment for work performed in due 30 days following completion of work. If full payment is not received by date due, then (i) interest shall accrue at the rate of 18% per annum beginning on the date the work was completed; (ii) CFP will proceed with all available legal remedies to collect the ammount owed, including without limitation, the filing of mechanics liens; and (iii) I will pay all cost of enforced collection incurred by CFP, including, without limitation, CFP's attorneys fees, not to esceed however limitations imposed by applicable law.

Report of Inspection / Test

Fire Sprinkler Inspection **Annual**
Dry Systems
July 10, 2016

2450 Meadowbrook Pkwy
Duluth GA, 30096
Office: 770-506-2388

Inspection Site	Customer	
Nevadan Apartments	*The Nevadan Apartments*	
5501 Glenridge Drive NE	5501 Glenridge Drive NE	
		Conducted by: Kevin Harvey
Atlanta GA 30342	Atlanta GA 30342	Inspection reference: ABS167492G
Contact Phone	(404) 255-4821	

Dry Systems NFPA 13 Recommendations

Dry valve on 300 non-working compressor and valve tripped. Compressor is behind material with no access.
Needs Full trip, Five Year, and Gauges
Fu

Report of Inspection / Test

Fire Hydrant Flow Test July 10, 2016

Century Fire Protection
Inspection & Service Division

2450 Meadowbrook Pkwy
Duluth GA, 30096
Office: 770-506-2388

Inspection Site	**Customer**	
Nevadan Apartments 5501 Glenridge Drive NE	***The Nevadan Apartments*** 5501 Glenridge Drive NE	Conducted by: Kevin Harvey
Atlanta GA 30342	Atlanta GA 30342	Inspection reference: ABS167492G
Contact Phone	4042554821	

Signatures

Inspector / License	Inspector - Signature	Date: 7/10/16	I state the information on this form is correct at the time and place of my inspection, and that all equipment tested at this time was left in operational condition upon completion of this inspection except as noted.
Kevin Harvey IL:000754		Time:	

Hydrant information

Hydrant ID:	**A1**	**A2**	**A3**	**A4**
Manufacturer:	MH	MH	MH	MH
Year of Manufacture:	1989	1989	1989	1989
Model:	445310	445310	445310	445310
Size:	4.5	4.5	4.5	4.5

Flow Test

Hydrants ID:	**A1**	**A2**	**A3**	**A4**
Outlet Size:	2.00	2.00	2.00	2.00
Pitot Reading:	18	20	22	20
Coefficient:	1.310	1.310	1.310	1.310
GPM:	**663**	**699**	**733**	**699**
Static B (psi):	45	45	45	45
Residual B (psi):	35	35	35	35
Minutes Flowed:	2.00	2.00	2.00	2.00
Estimated consumption:	1326	1398	1466	1398
Projected results at 20 PSI:	**1088**	**1147**	**1202**	**1147**
Projected results at 0 PSI:	**1494**	**1575**	**1652**	**1575**

See map the following information:
Flowing hydrants - labeled A1, A2, A3 etc.
Location of static and residual gauge - label B1, B2, B3 etc.

Static & Residual readings taken at: Hydrant ☑ Sprinkl ☐ Other: ____________

Witness: ____________

Purpose of Test: Annual Flow

Is Hydrant serviced by a fire pump? No

Report of Inspection / Test

Fire Hydrant Visual Inspection

2450 Meadowbrook Pkwy
Duluth, GA 30096
Office: 770-506-2388
Fax: 770-506-2878

July 10, 2016

Inspection Site	**Customer**		
Nevadan Apartments	*The Nevadan Apartments*		
5501 Glenridge Drive NE	5501 Glenridge Drive NE		
		Conducted by:	Kevin Harvey
Atlanta GA 30342	Atlanta GA 30342	Inspection reference:	ABS167492G
Contact Phone	4042554821		

Visual Inspection

Hydrants ID:	A1	A2	A3	A4	Notes
Hydrants Inspected annually & after each operation (NFPA 25, 7.2.2.5)	Yes	Yes	Yes	Yes	
Mainline strainers maintenance annually & after each operation (NFPA 25, 7.4.2)	Yes	Yes	Yes	Yes	
Piping (exposed & underground) flow test every 5 years (NFPA 25, 7.3.1)	Yes	Yes	Yes	Yes	
Hydrants shall be accessible for use by fire department (NFPA 25, 7.2.2.5)	Yes	Yes	Yes	Yes	
No leaks in outlets or at top of hydrant (NFPA 25, 7.2.2.5)	Yes	Yes	Yes	Yes	
No cracks in hydrant barrel (NFPA 25, 7.2.2.5)	Yes	Yes	Yes	Yes	
Hydrant outlets tight (NFPA 25, 7.2.2.5)	Yes	Yes	Yes	Yes	
Hydrant nozzle threads not worn (NFPA 25, 7.2.2.5)	Yes	Yes	Yes	Yes	
Hydrant operating nut not worn (NFPA 25, 7.2.2.5)	Yes	Yes	Yes	Yes	
Each hydrant opened fully and water flowed until all foreign material has cleared (NFPA 25, 7.3.2.1)	Yes	Yes	Yes	Yes	
Each hydrant flow shall be maintained for 1 minute (NFPA 25, 7.3.2.2)	Yes	Yes	Yes	Yes	
Full drainage of each hydrant shall take no longer than 60 minutes (NFPA 25, 7.3.2.4)	Yes	Yes	Yes	Yes	
Hydrants shall be lubricated annually to ensure all stems, caps, plugs, and threads are in proper operating condition. (NFPA 25, 7.4.3.1)	Yes	Yes	Yes	Yes	
Hydrants painted silver with orange reflective tape around bonnett	Yes	Yes	Yes	Yes

Report of Inspection / Test

Fire Hydrant Flow Test July 10, 2016

2450 Meadowbrook Pkwy
Duluth GA, 30096
Office: 770-506-2388

Inspection Site	**Customer**	
Nevadan Apartments 5501 Glenridge Drive NE	*The Nevadan Apartments* 5501 Glenridge Drive NE	Conducted by: Kevin Harvey
Atlanta GA 30342	Atlanta GA 30342	Inspection reference: ABS167492G
Contact Phone	4042554821	

Signatures

Inspector / License	Inspector - Signature	Date: 7/10/16	I state the information on this form is correct at the time and place of my inspection, and that all equipment tested at this time was left in operational condition upon completion of this inspection except as noted.
Kevin Harvey IL:000754		Time:	

Hydrant information

Hydrant ID:	**A5**	**A6**	**A7**	
Manufacturer:	MH	CLOW	MH	
Year of Manufacture:	1989	N\A	1989	
Model:	445310	317	445310	
Size:	4.5	4.5	4.5	

Flow Test

Hydrants ID:	**A5**	**A6**	**A7**	
Outlet Size:	2.00	2.00	2.00	
Pitot Reading:	20	22	19	
Coefficient:	1.310	1.310	1.310	
GPM:	**699**	**733**	**681**	
Static B (psi):	45	45	45	
Residual B (psi):	35	35	35	
Minutes Flowed:	2.00	2.00	2.00	
Estimated consumption:	1398	1466	1363	
Projected results at 20 PSI:	**1147**	**1202**	**1118**	
Projected results at 0 PSI:	**1575**	**1652**	**1535**	

See map the following information:
Flowing hydrants - labeled A1, A2, A3 etc.
Location of static and residual gauge - label B1, B2, B3 etc.

Static & Residual readings taken at: Hydrant ☑ Sprinkl ☐ Other: ____________

Witness: ____________

Purpose of Test: Annual Flow

Is Hydrant serviced by a fire pump? No

Report of Inspection / Test

Fire Hydrant Visual Inspection

July 10, 2016

2450 Meadowbrook Pkwy
Duluth, GA 30096
Office: 770-506-2388
Fax: 770-506-2878

Inspection Site	**Customer**	
Nevadan Apartments	*The Nevadan Apartments*	
5501 Glenridge Drive NE	5501 Glenridge Drive NE	
		Conducted by: Kevin Harvey
Atlanta GA 30342	Atlanta GA 30342	Inspection reference: ABS167492G
Contact Phone	4042554821	

Visual Inspection

Hydrants ID:	A5	A6	A7		Notes
Hydrants Inspected annually & after each operation (NFPA 25, 7.2.2.5)	Yes	Yes	Yes		
Mainline strainers maintenance annually & after each operation (NFPA 25, 7.4.2)	Yes	Yes	Yes		
Piping (exposed & underground) flow test every 5 years (NFPA 25, 7.3.1)	Yes	Yes	Yes		
Hydrants shall be accessible for use by fire department (NFPA 25, 7.2.2.5)	Yes	Yes	Yes		
No leaks in outlets or at top of hydrant (NFPA 25, 7.2.2.5)	Yes	Yes	Yes		
No cracks in hydrant barrel (NFPA 25, 7.2.2.5)	Yes	Yes	Yes		
Hydrant outlets tight (NFPA 25, 7.2.2.5)	Yes	Yes	Yes		
Hydrant nozzle threads not worn (NFPA 25, 7.2.2.5)	Yes	Yes	Yes		
Hydrant operating nut not worn (NFPA 25, 7.2.2.5)	Yes	Yes	Yes		
Each hydrant opened fully and water flowed until all foreign material has cleared (NFPA 25, 7.3.2.1)	Yes	Yes	Yes		
Each hydrant flow shall be maintained for 1 minute (NFPA 25, 7.3.2.2)	Yes	Yes	Yes		
Full drainage of each hydrant shall take no longer than 60 minutes (NFPA 25, 7.3.2.4)	Yes	Yes	Yes		
Hydrants shall be lubricated annually to ensure all stems, caps, plugs, and threads are in proper operating condition. (NFPA 25, 7.4.3.1)	Yes	Yes	Yes		
Hydrants painted silver with orange reflective tape around bonnett	Yes	Yes	Yes

Report of Inspection / Test
Backflow Prevention Assembly Test Report

7/10/2016
Time:
12:00 PM

Century Fire Protection
Inspection & Service Division

2450 Meadowbrook Pkwy
Duluth GA, 30096
770-506-2388

BUSINESS NAME:	Nevadan Apartments	**IRRIGATION**	**DOMESTIC**	**FIRE**	**OTHER**
CONTACT NAME:	Contact Phone	☐	☑	☐	☐
MAILING ADDRESS:	5501 Glenridge Drive NE Atlanta GA 30342	**METER # (S/N)**	**METER READING:**		
SERVICE ADDRESS:	5501 Glenridge Drive NE Atlanta GA 30342	1834581873	25481873		
LOCATION OF DEVICE:		**INSTALLATION DATE**			

DEVICE TYPE	**MANUFACTURER**	**MODEL**	**SIZE**	**SERIAL #**
DC	WATTS	774	8"	1052260902
Orientation: ☐ Vertical Up ☐ Vertical Down ☑ Horizontal	Protection: ☐ Containment ☐ Isolation	Line Pressure at time of test: 60	Pressure drop across first check valve: 1.2	

	CHECK VALVE NO. 1	**CHECK VALVE NO. 2**	**DIFFERENTIAL PRESSURE RELIEF VALVE**
INITIAL TEST	1. Leaked ☑ 2. Closed tight ☐	1. Leaked ☐ 2. Closed tight ☑	1. Reduced pressure. 2. Did not open ☐
REPAIRS	Cleaned	Cleaned	Cleaned ☐
	Replaced: ☐ Disc ☐ Spring ☐ Guide ☐ Pin retainer ☐ Hinge pin ☐ Seal ☐ Diaphragm ☐ Other, describe	Replaced: ☐ Disc ☐ Spring ☐ Guide ☐ Pin retainer ☐ Hinge pin ☐ Seal ☐ Diaphragm Other, describe	Replaced: Disc, upper ☐ Disc, lower ☐ Spring ☐ Diaphragm, large Upper ☐ Lower ☐ Diaphragm, small Upper ☐ Lower ☐ Spacer, lower ☐ Other, describe:
	PSI #1 Check	PSI #2 Check	
FINAL TEST	0.0 Closed tight ☐	1.2 Closed tight ☑	Opened at :

NOTIFICATION: Alarm Company/Fire Department Notified:

Person Notified: ________ Notifed By: ________
Turn off Date/Time: ________ Turn on Date/Time: ________

DEVICE	Passed ☐	Failed ☑	Test Kit Serial #: 3130375
COMMENTS			
REMARKS			

THE ABOVE REPORT IS CERTIFIED TO BE TRUE

Tester Name:	Kevin Harvey
Tester Signature:

Report of Inspection / Test
Backflow Prevention Assembly Test Report
7/10/2016
Time:
12:00 PM

Century Fire Protection
Inspection & Service Division

2450 Meadowbrook Pkwy
Duluth GA, 30096
770-506-2388

BUSINESS NAME:	Nevadan Apartments	**IRRIGATION**	**DOMESTIC**	**FIRE**	**OTHER**
CONTACT NAME:	Contact Phone	☐	☐	☑	
MAILING ADDRESS:	5501 Glenridge Drive NE Atlanta GA 30342	**METER # (S/N)**	**METER READING:**		
SERVICE ADDRESS:	5501 Glenridge Drive NE Atlanta GA 30342	1834581873	25481873		
LOCATION OF DEVICE:		**INSTALLATION DATE**			

DEVICE TYPE	**MANUFACTURER**	**MODEL**	**SIZE**	**SERIAL #**
RP	WATTS	009M3	3/4"	A76757
Orientation: ☐ Vertical Up ☐ Vertical Down ☑ Horizontal	Protection: ☐ Containment ☐ Isolation	Line Pressure at time of test: 60	Pressure drop across first check valve: 10	

	CHECK VALVE NO. 1	**CHECK VALVE NO. 2**	**DIFFERENTIAL PRESSURE RELIEF VALVE**
INITIAL TEST	1. Leaked ☐ 2. Closed tight ☑	1. Leaked ☐ 2. Closed tight ☑	1. Reduced pressure. 2. Did not open ☐
REPAIRS	Cleaned	Cleaned	Cleaned ☐
	Replaced: Disc ☐ Spring ☐ Guide ☐ Pin retainer ☐ Hinge pin ☐ Seal ☐ Diaphragm ☐ Other, describe	Replaced: Disc ☐ Spring ☐ Guide ☐ Pin retainer ☐ Hinge pin ☐ Seal ☐ Diaphragm Other, describe	Replaced: Disc, upper ☐ Disc, lower ☐ Spring ☐ Diaphragm, large Upper ☐ Lower ☐ Diaphragm, small Upper ☐ Lower ☐ Spacer, lower ☐ Other, describe:
	PSI #1 Check 9.0	PSI #2 Check 1.0	
FINAL TEST	Closed tight ☑	Closed tight ☑	Opened at : 2.4

NOTIFICATION:
Alarm Company/Fire Department Notified:
Person Notified: Notifed By:
Turn off Date/Time: Turn on Date/Time:

DEVICE ☑ Passed ☐ Failed Test Kit Serial #: 3130375

COMMENTS

REMARKS

THE ABOVE REPORT IS CERTIFIED TO BE TRUE

Tester Name:	Kevin Harvey

EXHIBIT C

[see attached]

3